                                                                   Exhibit 1.1






                          GRANITE MORTGAGES 03-3 PLC

                                      And

                               NORTHERN ROCK PLC

                                      And

                        GRANITE FINANCE FUNDING LIMITED

                                      And

                       GRANITE FINANCE TRUSTEES LIMITED

                                      And

                             LEHMAN BROTHERS INC.

                                      And

                                  J.P. MORGAN
                                SECURITIES INC.

                                      And

                                      [o]



                            UNDERWRITING AGREEMENT



                    relating to GRANITE MORTGAGES 03-3 PLC


              [$o] Series 1 Class A1 Floating Rate Notes due [o] [$o] Series 1 Class A2 Floating Rate Notes due [o] [$o] Series 1 Class A3 Floating Rate Notes due [o]
               [$o] Series 1 Class B Floating Rate Notes due [o] [$o] Series 1 Class M Floating Rate Notes due [o] [$o] Series 1 Class C Floating Rate Notes due [o]


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                                                              CONTENTS

Clause                                                                                                                         Page

1.         Agreement to Issue and Subscribe........................................................................................5
2.         Stabilisation...........................................................................................................6
3.         Agreements by the Underwriters..........................................................................................7
4.         Listing................................................................................................................11
5.         Representations and Warranties of the Current Issuer...................................................................11
6.         Representations and Warranties of Funding and the Mortgages Trustee....................................................16
7.         Representations and Warranties of NRPLC................................................................................21
8.         Covenants of the Current Issuer, Funding, the Mortgages Trustee and NRPLC..............................................23
9.         Conditions Precedent...................................................................................................30
10.        Closing................................................................................................................34
11.        Commissions............................................................................................................34
12.        Expenses...............................................................................................................35
13.        Indemnification........................................................................................................36
14.        Termination............................................................................................................40
15.        Survival of Representations and Obligations............................................................................41
16.        Notices................................................................................................................41
17.        Time...................................................................................................................43
18.        Non Petition and Limited Recourse......................................................................................43
19.        Governing Law and Jurisdiction.........................................................................................44
20.        Counterparts...........................................................................................................44







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THIS AGREEMENT is made as of [o], 2003

BETWEEN:

(1) GRANITE MORTGAGES 03-3 PLC, a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Current Issuer");

(2) NORTHERN ROCK PLC, a public limited company incorporated under the laws of England and Wales, whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL ("NRPLC");

(3) GRANITE FINANCE FUNDING LIMITED, a private limited company incorporated under the laws of Jersey, Channel Islands, through its branch at 4 Royal Mint Court, London EC3N 4HJ ("Funding");

(4) GRANITE FINANCE TRUSTEES LIMITED, a private limited company incorporated under the laws of Jersey, Channel Islands, whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands (the "Mortgages Trustee");

(5) LEHMAN BROTHERS INC., a corporation organised under the laws of New York whose registered office is at 745 Seventh Avenue, New York, New York, 10019-6801, USA, and J.P. MORGAN SECURITIES INC., a corporation organised under the laws of New York whose registered office is at 270 Park Avenue, New York, New York, 10019-6801, USA (the "Lead Underwriters"); and

(6)    [o], [o] and [o] (together with the Lead Underwriters, the
       "Underwriters" and each an "Underwriter").

WHEREAS:

(A) The Current Issuer, by resolutions of its Board of Directors passed on [o], has duly authorised and determined to create and issue [$o] Series 1 Class A1 Floating Rate Notes due [o] (the "Series 1 Class A1 Notes"), [$o] Series 1 Class A2 Floating Rate Notes due [o] (the "Series 1 Class A2 Notes"), [$o] Series 1 Class A3 Floating Rate Notes due [o] (the "Series 1 Class A3 Notes"), [$o] Series 1 Class B Floating Rate Notes due [o] (the "Series 1 Class B Notes"), [$o] Series 1 Class M Floating Rate Notes due [o] (the "Series 1 Class M Notes") and [$o] Series 1 Class C Floating Rate Notes due [o] (the "Series 1 Class C Notes" and together with the Series 1 Class A1 Notes, the Series 1 Class A2 Notes, the Series 1 Class A3 Notes, the Series 1 Class B Notes and the Series 1 Class M Notes, the "Dollar Notes").

(B) The Dollar Notes will be denominated in U.S. dollars and in denominations of $10,000 and $1,000. The Dollar Notes will be issued on or about [o] or at such other time and/or date as the Current Issuer and the Lead Underwriters on behalf of the Underwriters may agree acting reasonably (the "Closing Date"). The issue of the Dollar Notes is referred to in this Agreement as the "Issue".

(C) Simultaneously with the Issue, the Current Issuer intends to issue [(Euro)[o]] Series 2 Class A Floating Rate Notes due [o] (the "Series 2 Class A Notes"), [(Euro)[o]] Series 2 Class B Floating Rate Notes due [o] (the "Series 2 Class B Notes"), [(Euro)[o]] Series 2 Class M Floating Rate Notes due [o] (the "Series 2 Class M Notes") and [(Euro)[o]] Series 2 Class C Floating Rate Notes due [o] (the "Series 2 Class C Notes" and, together with the Series 2 Class A Notes, the Series 2 Class B Notes and the Series 2 Class M Notes, the "Euro Notes") and [(GBP)[o]] Series 3


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       Class A Floating Rate Notes due [o] (the "Series 3 Class A Notes"),
       [(GBP)[o]] Series 3 Class B Floating Rate Notes due [o] (the "Series 3 Class B Notes"), [(GBP)[o]] Series 3 Class M Floating Rate Notes due [o] (the "Series 3 Class M Notes") and [(GBP)[o]] Series 3 Class C Floating Rate Notes due [o] (the "Series 3 Class C Notes", and together with the Series 3 Class A Notes, the Series 3 Class B Notes and the Series 3 Class M Notes, the "Sterling Notes", and together with the Euro Notes, the "Reg S Notes", and together with the Dollar Notes, the "Notes"). By a subscription agreement dated as of the date hereof (the "Subscription Agreement") between the Current Issuer, NRPLC, Funding, the Mortgages Trustee and the respective managers named therein (the "Managers"), such Managers have agreed to subscribe and pay for the Reg S Notes upon the terms and subject to the conditions therein contained.

       The Notes will be constituted by, issued subject to and have the benefit of a trust deed (the "Current Issuer Trust Deed") to be entered into on or before the Closing Date between the Current Issuer and The Bank of New York, London Branch as trustee for the Noteholders (the "Note Trustee").

(D) The Notes (together with the Current Issuer's obligations to its other creditors) will be secured by the benefit of security interests created under a deed of charge and assignment by way of security (the "Current Issuer Deed of Charge") to be entered into on or before the Closing Date by the Current Issuer, the Note Trustee, Citibank, N.A., (in its separate capacities as the "Principal Paying Agent", the "US Paying Agent", the "Registrar", the "Transfer Agent" and the "Agent Bank"), [o] as dollar currency swap provider to the Current Issuer (the "Dollar Currency Swap Provider"), [o] as euro currency swap provider to the Current Issuer (the "Euro Currency Swap Provider" and together with the Dollar Currency Swap Provider, the "Currency Rate Swap Providers"), NRPLC in its capacity as cash manager to the Current Issuer under the Current Issuer cash management agreement (the "Current Issuer Cash Manager"), NRPLC as basis rate swap provider to the Current Issuer (the "Basis Rate Swap Provider"), Citibank, N.A. in its capacity as account bank to the Current Issuer under the Current Issuer Bank Account Agreement (the "Current Issuer Account Bank") and Law Debenture Corporate Services Limited in its capacity as corporate services provider to the Current Issuer under the corporate services provider agreement (the "Current Issuer Corporate Services Provider").

(E) Payments of principal and interest on the Dollar Notes will be made by the Current Issuer to the US Paying Agent and by the US Paying Agent to Noteholders on behalf of the Current Issuer under a paying agent and agent bank agreement to be entered into on or before the Closing Date (the "Current Issuer Paying Agent and Agent Bank Agreement") between the Current Issuer, the Note Trustee, the Agent Bank, the paying agents named therein, the Transfer Agent and the Registrar.

(F) Each class of the Dollar Notes will be in fully registered permanent global form. The Registrar will maintain a register (the "Register") in respect of the Dollar Notes in accordance with the Current Issuer Paying Agent and Agent Bank Agreement. The global note certificates representing the Dollar Notes (the "Dollar Global Note Certificates") will be deposited on behalf of the beneficial owners of the Dollar Notes with Citibank N.A. in New York, as custodian for, and registered in the name of Cede & Co. as nominee of, The Depository Trust Company ("DTC").

(G) The Current Issuer will use an amount in Sterling equal to the gross proceeds of the Issue as well as an amount in Sterling equal to the gross proceeds of the Reg S Notes issue to make a loan to Funding pursuant to an intercompany loan agreement to be entered into on or before the Closing Date between the Current Issuer, Funding, the Agent Bank and The Bank of New York, London Branch in its capacity as security trustee (the "Security Trustee") (the


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       "Intercompany Loan Agreement" and the loan made thereunder, the
       "Intercompany Loan"). Reference to the Intercompany Loan Agreement shall include reference to a loan confirmation in respect of the Intercompany Loan Agreement to be entered into on or about the Closing Date and made between Funding, the Current Issuer, the Security Trustee and the Agent Bank (the "Current Issuer Intercompany Loan Confirmation"), and the general terms and conditions applicable to the Intercompany Loan Agreement which has been signed for the purposes of identification by the Security Trustee, the Agent Bank and Funding on the Initial Closing Date, as amended and restated, novated, verified or supplemented from time to time and shall include any additional and/or replacement intercompany loan terms and conditions entered into from time to time in accordance with the Legal Agreements (the "Intercompany Loan Terms and Conditions").

(H) Funding will pay the proceeds of the Intercompany Loan to the Mortgages Trustee (or to its order) in consideration for the acquisition of part of the beneficial share of the additional assigned mortgage trust portfolio of first residential mortgage loans (the "Additional Assigned Mortgage Loans") and an interest in the related insurances and their related security (together, the "Related Security").

(I) NRPLC assigned the portfolio of Additional Assigned Mortgage Loans and their Related Security to the Mortgages Trustee on 18th August, 2003 and may assign further Mortgage Loans on subsequent assignment dates pursuant to a mortgage sale agreement dated 26th March, 2001 between NRPLC, the Mortgages Trustee, Funding and the Security Trustee (the "Mortgage Sale Agreement"). Each of the Mortgages Trustee and Funding has appointed NRPLC as administrator to service the Additional Assigned Mortgage Loans and their Related Security pursuant to an Administration Agreement dated 26th March, 2001 (the "Administration Agreement").

(J) The Mortgages Trustee holds the Additional Assigned Mortgage Loans and their Related Security on a bare trust in undivided shares for the benefit of Funding and NRPLC pursuant to the mortgages trust deed dated 26th March, 2001 entered into by NRPLC, Funding and the Mortgages Trustee (the "Mortgages Trust Deed"). The Mortgages Trustee also entered into a guaranteed investment contract dated on or about 26th March, 2001 in respect of its principal bank account (the "Mortgages Trustee Guaranteed Investment Contract") between the Mortgages Trustee and Lloyds TSB Bank plc, Jersey International Branch (in such capacity, the "Mortgages Trustee GIC Provider").

(K) Funding's obligations to the Current Issuer under the Intercompany Loan Agreement and to Funding's other creditors are secured by the benefit of security interests created by a deed of charge and assignment dated 26th March, 2001, which includes any deed of accession entered into in connection therewith or supplement thereto (the "Funding Deed of Charge") and entered into by Funding, Granite Mortgages 01-1 plc (the "First Issuer"), the Mortgages Trustee, the Security Trustee, NRPLC in its capacity as cash manager to the Mortgages Trustee and Funding (the "Cash Manager") Lloyds TSB Bank plc, Jersey International Branch in its capacity as account bank to the Mortgages Trustee, Lloyds TSB Bank plc in its capacity as account bank to Funding (in such capacities, each an "Account Bank") and NRPLC in its capacity as Current Issuer start-up loan provider to Funding (the "Current Issuer Start-up Loan Provider") and acceded to pursuant to deeds of accession dated 28th September, 2001 by Granite Mortgages 01-2 plc (the "Second Issuer") and the Current Issuer Start-up Loan Provider respectively, 20th March, 2002 by Granite Mortgages 02-1 plc (the "Third Issuer") and the Current Issuer Start-up Loan Provider, respectively, 23rd September, 2002 by Granite Mortgages 02-2 plc (the "Fourth Issuer") and the Current Issuer Start-up Loan Provider, respectively, dated 27th January, 2003 by Granite 03-1 plc (the "Fifth Issuer") and the Current Issuer Start-Up Loan Provider, respectively, and dated 21st May,


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       2003 by Granite Mortgages 03-2 plc (the "Sixth Issuer") and the Current
       Issuer Start-up Loan Provider, respectively (together the "Deeds of Accession"). On or before the Closing Date, the Current Issuer and the Current Issuer Start-up Loan Provider will, pursuant to a deed of accession (the "Current Deed of Accession") accede to the terms of the Funding Deed of Charge and thereby become secured creditors of Funding.

(L) In connection with the purchase of an initial mortgage portfolio and the issue of certain notes by the First Issuer, Funding, in addition to the documents described above, entered into on 26th March, 2001 (the "Initial Closing Date") (1) a cash management agreement with the Cash Manager, the Mortgages Trustee and the Security Trustee (the "Cash Management Agreement"); (2) a bank account agreement with the Account Banks, the Mortgages Trustee, Funding, the Security Trustee and the Cash Underwriter (the "Bank Account Agreement"); (3) a guaranteed investment contract with, inter alia, Lloyds TSB Bank plc as GIC provider to Funding (the "Funding GIC Provider") (the "Funding Guaranteed Investment Contract"); (4) a corporate services provider agreement (the "Funding Corporate Services Agreement") with Mourant & Co. Capital (SPV) Limited as corporate services provider to Funding, each of which will remain in effect, as applicable, in respect of the Issue and (5) a start-up loan agreement made between the Current Issuer Start-up Loan Provider and the Security Trustee (the "Start-Up Loan Agreement").

(M) In connection with the Issue, the Current Issuer will also execute and deliver, on or before the Closing Date, (1) the Global Notes relating to each class of the Notes; (2) the Current Issuer Corporate Services Agreement with respect to the Current Issuer; (3) a cash management agreement between the Current Issuer, the Current Issuer Cash Manager and the Note Trustee (the "Current Issuer Cash Management Agreement");
       (4) a bank account agreement between the Current Issuer, the Note Trustee, the Current Issuer Cash Manager and the Current Issuer Account Bank (the "Current Issuer Bank Account Agreement"); (5) a post-enforcement call option agreement (the "Post-Enforcement Call Option Agreement") between the Current Issuer, the Note Trustee, the Registrar, the Transfer Agent and GPCH Limited; (6) the Start-Up Loan Agreement; (7) ISDA Master Agreements including the Schedules thereto and confirmations thereunder in respect of Dollar/Sterling currency swaps between the Current Issuer, the Dollar Currency Swap Provider and the Note Trustee (the "Dollar Currency Swap Agreements"); (8) ISDA Master Agreements including the Schedules thereto and confirmations thereunder in respect of Euro/Sterling currency swaps between the Current Issuer, the Euro Currency Swap Provider and the Note Trustee (the "Euro Currency Swap Agreements" and the together with the Dollar Currency Swap Agreements, the "Currency Swap Agreements"); and (9) an ISDA Master Agreement including the Schedule thereto and confirmations thereunder in respect of a variable rate swap and a fixed rate swap between the Current Issuer, the Basis Rate Swap Provider and the Note Trustee (the "Basis Rate Swap Agreement", and together with the Currency Swap Agreements, the "Swap Agreements").

(N) As required, the Current Issuer, Funding, the Mortgages Trustee and/or NRPLC have entered or will enter into any other relevant documents to be signed and delivered on or before the Closing Date (such documents, together with the Mortgage Sale Agreement, the Mortgages Trust Deed, the Mortgages Trustee Corporate Services Agreement, the Administration Agreement, the Mortgages Trustee Guaranteed Investment Contract, the Intercompany Loan Agreement (including, for the avoidance of doubt, the Intercompany Loan Terms and Conditions and the Current Issuer Intercompany Loan Confirmation), the Post-Enforcement Call Option Agreement, the Funding Granite (03-3) Guaranteed Investment Contract, the Funding Guaranteed Investment Contract, the Cash Management Agreement, the Bank Account Agreement, the Collection Bank Agreement, the Start-up Loan Agreement with respect to the Current Issuer, the Funding (Granite 03-3) Bank Account Agreement, the


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       Funding Deed of Charge, the Current Issuer Deed of Charge, the Current
       Issuer Trust Deed, the Current Issuer Cash Management Agreement, the Current Issuer Paying Agent and Agent Bank Agreement, the Current Issuer Bank Account Agreement, the Current Issuer Corporate Services Agreement, the Swap Agreements, the Funding Corporate Services Agreement, this Agreement and the Subscription Agreement, each as they have been or may be amended, restated, varied or supplemented from time to time are collectively referred to herein as the "Legal Agreements").

IT IS AGREED as follows:

1.     Agreement to Issue and Subscribe

1.1    Definitions and Interpretation

       (a) Capitalised terms used herein and not otherwise defined herein or pursuant hereto shall have the meanings given to them in the Prospectus (as defined below) unless the context otherwise requires.

       (b)    In this Agreement:

              (i) words denoting the singular number only shall include the plural number also and vice versa;

              (ii) words denoting one gender only shall include the other genders;

              (iii) words denoting persons only shall include firms and corporations and vice versa;

              (iv) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

              (v) references to any agreement or other document (including any of the Legal Agreements) shall be deemed also to refer to such agreement or document as amended, varied, supplemented, restated or novated from time to time;

              (vi) clause, paragraph and schedule headings are for ease of reference only;

              (vii) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

              (viii) reference to a time of day, unless otherwise specified, shall be construed as a reference to London time; and

              (ix) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

1.2    Agreement to Issue and Underwrite

       Subject to the terms and conditions of this Agreement, the Current Issuer agrees to issue the Dollar Notes on the Closing Date to the Underwriters or as they may direct. The Dollar Notes


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       will be issued at a price equal to the aggregate of 100 per cent. of the aggregate principal amount of the Series 1 Class A1 Notes, 100 per cent. of the aggregate principal amount of the Series 1 Class A2 Notes, 100 per cent. of the aggregate principal amount of the Series 1 Class A3 Notes, 100 per cent. of the aggregate principal amount of the Series 1 Class B Notes, 100 per cent. of the aggregate principal amount of the Series 1 Class M Notes and 100 per cent. of the aggregate principal amount of the Series 1 Class C Notes (the "Issue Price").

1.3    The Legal Agreements

       To the extent that each of the Current Issuer, Funding, the Mortgages Trustee and NRPLC is a signatory of the Legal Agreements, each will on or before the Closing Date, have entered into or enter into each of the Legal Agreements to which it is a party, substantially in the form of the draft reviewed by Allen & Overy and Sidley Austin Brown & Wood (any draft of any document so reviewed being called an "agreed form"), with such amendments as the Lead Underwriters, on behalf of the Underwriters, may agree with the Current Issuer and, if it is a signatory, Funding, the Mortgages Trustee and/or NRPLC.

1.4    The Notes

       The Dollar Notes will be issued on the Closing Date in accordance with the terms of the Current Issuer Trust Deed and will be in, or substantially in, the form set out therein.

1.5    Prospectus

       The Current Issuer confirms that it has prepared a prospectus dated on or around today's date (together with the preliminary prospectus of the Current Issuer dated [o], the "Prospectus") for use in connection with the issue of the Dollar Notes and hereby authorises the Underwriters to distribute copies of the Prospectus in connection with the offering and sale of the Dollar Notes.

1.6    Authority to Offer

       The Current Issuer confirms that it has authorised the Lead Underwriters to offer the Dollar Notes on its behalf to the Underwriters for subscription at the Issue Price subject to signature of this Agreement.

2.     Stabilisation

2.1    Stabilisation

       [The Underwriters], may, to the extent permitted by applicable laws and regulations, engage in over-allotment transactions, stabilising transactions, syndicate covering transactions and penalty bids and otherwise effect transactions in the open market or otherwise in connection with the distribution of the Notes with a view to stabilising or maintaining the respective market prices of the Notes at levels other than those which might otherwise prevail in the open market. Such stabilising, if commenced, may be discontinued at any time. In doing so [the Underwriters] shall act as principal and in no circumstances shall the Current Issuer be obliged to issue more than
       (i) [$o] in aggregate principal amount of the Series 1 Class A1 Notes,
       (ii) [$o] in aggregate principal amount of the Series 1 Class A2 Notes,
       (iii) [$o] in aggregate principal amount of the Series 1 Class A3 Notes, (iv) [$o] in aggregate principal amount of the Series 1 Class B Notes, (v) [$o] in aggregate principal amount of the Series 1 Class M Notes or (vi) [$o] in aggregate principal amount of the Series 1 Class C Notes.

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       [JPM and Lehman's to discuss whether there should be one Stabilisation manager as in respect of the Reg S notes]

1.2    Stabilisation Profits and Losses

       As between the Current Issuer and [the Underwriters] any loss resulting from stabilisation transactions entered into by [the Underwriters], pursuant to Clause 2.1 shall be borne, and any profit arising therefrom shall be retained, by [the Underwriters].

3.     Agreements by the Underwriters

3.1    Purchase

       Each Underwriter severally agrees to purchase and pay for such principal amount of the Dollar Notes set out against its name in the Schedule hereto on the Closing Date at the Issue Price, all on the terms set out in this Agreement.

       (a) If any Underwriter shall default in its obligation to purchase Dollar Notes which it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange to purchase, or for another party or other parties reasonably satisfactory to NRPLC to purchase, such Dollar Notes on the terms contained herein. If within thirty-six hours after such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Dollar Notes, then NRPLC shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the non-defaulting Underwriters to purchase such Dollar Notes on such terms. In the event that, within the respective prescribed periods, the Lead Underwriters on behalf of the non-defaulting Underwriters notify NRPLC that the non-defaulting Underwriters have so arranged for the purchase of such Dollar Notes, or NRPLC notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Dollar Notes, the non-defaulting Underwriters or NRPLC shall have the right to postpone the Closing Date for a period of time agreed by the Lead Underwriters and NRPLC acting reasonably, in order to effect whatever changes may thereby be made necessary in any documents or arrangements relating to the offering and sale of the Dollar Notes. Any substitute purchaser of Notes pursuant to this paragraph shall be deemed to be an Underwriter, for purposes of this Agreement, in connection with the offering and sale of the Dollar Notes.

       (b) If, after giving effect to any arrangements for the purchase of Dollar Notes of a defaulting Underwriter by the non-defaulting Underwriters, as provided in Clause 3.1(a) above, the aggregate principal amount of the Dollar Notes which remains unpurchased does not exceed ten per cent. of the aggregate principal amount of the Dollar Notes, NRPLC shall have the right to require each non-defaulting Underwriter to purchase the principal amount of the Dollar Notes which such Underwriter agreed to purchase hereunder and, in addition to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of the Dollar Notes which such Underwriter agreed to purchase hereunder) of the principal amount of the Dollar Notes of such defaulting Underwriter for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

       (c) If, after giving effect to any arrangements for the purchase of the principal amount of the Dollar Notes of a defaulting Underwriter by the non-defaulting Underwriters as provided in Clause 3.1(a) above, the aggregate principal amount of the Dollar Notes


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              which remains unpurchased exceeds ten per cent. of the aggregate principal amount of the Dollar Notes, or if NRPLC shall not exercise the right described in Clause 3.1(b) above to require non-defaulting Underwriters to purchase the Dollar Notes of a defaulting Underwriter, then this Agreement shall thereupon terminate, without liability on the part of the non-defaulting Underwriters; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

3.2    Selling

       Each Underwriter severally (and not jointly) agrees as follows:

       (a)    United States

              It is understood that several Underwriters propose to offer the Dollar Notes for sale to the public in the United States as set forth in the Prospectus.

       (b)    United Kingdom

              Each Underwriter represents and agrees that:

              (1) it has not offered or sold, and will not offer or sell, any Dollar Notes to any persons in the United Kingdom prior to admission of the Dollar Notes to listing in accordance with Part VI of the Financial Services and Markets Act 2000, as amended (the "FSMA") except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended, or the FSMA;

              (2) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Dollar Notes in, from or otherwise involving the United Kingdom; and

              (3) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activities (within the meaning of Section 21 of the FSMA) in connection with the issue or sale of any of the Dollar Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Current Issuer.

       (c)    Netherlands

              [Each Underwriter represents and agrees that it has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell in the Netherlands any Dollar Notes.] [Each Underwriter has represented and agreed that

              (i) it has not offered, sold, delivered or transferred, and will not offer, sell, deliver or transfer, any of the Notes (including rights representing an interest in any global Note), as part of their initial distribution or at any time thereafter, directly or indirectly, in the Netherlands other than to Professional Market Parties (as defined below) that trade or invest in securities in the conduct of their profession or business; and


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                                      9

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              (ii)   it will have sent to each person in the Netherlands to
                     which it sells Notes (including rights representing an interest in any global Note) a confirmation or other notice setting forth the above restrictions and stating that by purchasing any Note, the purchaser represents and agrees that it will send to any other person to whom it sells any such Note a notice containing substantially the same statement as is contained in this sentence.

              "Professional Market Parties" are any of the following persons but no other person:

              a banks, insurance companies, securities firms, investment institutions and pension funds that are (i) supervised or licensed under Dutch law or (ii) established and acting under supervision in a European Union member state (other than the Netherlands), Hungary, Monaco, Poland, Puerto Rico, Saudi Arabia, Slovakia, Czech Republic, Turkey, South Korea, the United States of America, Japan, Australia, Canada, Mexico, New Zealand or Switzerland;

              b investment institutions which offer their participation rights exclusively to professional market parties and are not required to be supervised or licensed under Dutch law;

              c the State of the Netherlands, the Dutch Central Bank, a foreign central government body, a foreign central bank, Dutch regional and local governments and comparable foreign decentralised government bodies, international treaty organisations and supranational organisations;

              d      enterprises or entities with total assets of at least
                     (euro)500,000,000 (or the equivalent thereof in another currency) as per the balance sheet as of the year end preceding the obtaining of the repayable funds;

              e enterprises, entities or individuals with net assets of at least (euro)10,000,000 (or the equivalent thereof in another currency) as of the year end preceding the obtaining of the repayable funds who or which have been active in the financial markets on average twice a month over a period of at least two consecutive years preceding the obtaining of the repayable funds;

              f subsidiaries of the entities referred to under a above provided such subsidiaries are subject to supervision; and

              g an enterprise or institution that has a rating from a rating agency that in the opinion of the Dutch Central Bank is an expert or that issues securities that have a rating from a rating agency that in the opinion of the Dutch Central Bank is an expert.]

              [The appropriate selling restriction/denomination in respect of the Notes to be sold into the Netherlands is still under discussion. JPM/Lehman to confirm which selling restriction should be used]

       (d)    Italy

              Each Underwriter will represent and agree that:

              The offering of the Dollar Notes has not been cleared by CONSOB (the Italian Securities Exchange Commission) pursuant to Italian Securities legislation and,


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                                      10

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              accordingly, no Dollar Notes may be offered, sold or delivered, nor may copies of the Prospectus or of any other document relating to the Dollar Notes be distributed in the Republic of Italy, except:

              (i) to professional investors (operatori qualificati), as defined in Article 31, second paragraph, of CONSOB Regulation No. 115522 of 1st July, 1998, as amended; or

              (ii) in circumstances which are exempted from the rules on solicitation of investments pursuant to Article 100 of Legislative Decree No. 58 of 24th February 1998 (the "Financial Services Act") and Article 33, first paragraph of CONSOB Regulation No. 11971 of 14th May, 1999, as amended; or

              (iii) to an Italian resident who submits an unsolicited offer to purchase the Dollar Notes.

              In addition, each Underwriter will represent and agree that any offer, sale or delivery of the Dollar Notes or distribution of copies of the Prospectus or any other document relating to the Dollar Notes in the Republic of Italy under (i) or (ii) above must be:

              (A) made by an investment firm, bank or financial intermediary permitted to conduct such activities in the Republic of Italy in accordance with the Financial Services Act and Legislative Decree No. 385 of 1st September, 1993 (the "Banking Act"); and

              (B) in compliance with Article 129 of the Banking Act and the implementing guidelines of the Bank of Italy, as amended from time to time, pursuant to which the issue or the offer of securities in the Republic of Italy may need to be preceded and followed by an appropriate notice to be filed with the Bank of Italy depending, inter alia, on the aggregate value of the securities issued or offered in the Republic of Italy and their circumstances.

       (e)    Other

              For each jurisdiction outside the United States and the United Kingdom (a "Relevant Jurisdiction"), each Underwriter acknowledges that no representation is made by the Current Issuer or any Underwriter that any action has been or will be taken in any Relevant Jurisdiction by the Current Issuer or any Underwriter that would permit a public offering of the Dollar Notes (other than as described above), or possession or distribution of the Prospectus or any other offering material, in any country or Relevant Jurisdiction where action for that purpose is required. Each Underwriter will comply with all applicable securities laws and regulations in any Relevant Jurisdiction in which it purchases, offers, sells or delivers Dollar Notes or has in its possession or distributes the Prospectus or any other offering material, in all cases at its own expense. Each Underwriter represents that it will not directly or indirectly offer, sell or deliver any offered notes or publish any prospectus, form of application, offering circular, advertisement or other offering material except under circumstances that will, to the best of its knowledge and belief, result in compliance with any applicable laws and regulations, and all offers, sales and deliveries of offered notes by it will be made on the same terms and will obtain any consent, approval or permission required by it for the purchase, offer, sale or delivery by it of Dollar Notes under the laws and regulations in force in any Relevant Jurisdictions to which it is subject or in


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


                                      11

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              which it makes such purchases, offers, sales or deliveries and the Current Issuer shall have no responsibility for them.

4.     Listing

4.1    Application for Listing

       The Current Issuer confirms that it has authorised the Lead Underwriters to make or cause to be made at the Current Issuer's expense applications on the Current Issuer's behalf for the Notes to be listed on the Official List of the UK Listing Authority and for the Notes to be admitted to trading by the London Stock Exchange plc (the "Stock Exchange").

4.2    Supply of Information

       The Current Issuer agrees to supply to the Lead Underwriters for delivery to the UK Listing Authority and the Stock Exchange copies of the Prospectus and such other documents, information and undertakings as may be required for the purpose of obtaining such listing.

4.3    Maintenance of Listing

       The Current Issuer agrees to use its reasonable endeavours to maintain a listing of the Dollar Notes on the Official List of the UK Listing Authority and the admission of the Notes to trading by the Stock Exchange for as long as any of the Dollar Notes are outstanding and to pay all fees and supply all further documents, information and undertakings and publish all advertisements or other material as may be necessary for such purpose. However, if such listing becomes impossible, the Current Issuer will obtain, and will thereafter use its best endeavours to maintain, a quotation for, or listing of, the Dollar Notes on or by such other stock exchange, competent listing authority and/or quotation system as is commonly used for the quotation or listing of debt securities as it may, with the approval of the Lead Underwriters (such approval not to be unreasonably withheld or delayed), decide.

5.     Representations and Warranties of the Current Issuer

       The Current Issuer represents and warrants to, and agrees with, Funding, the Mortgages Trustee, the Underwriters and each of them that:

       (a)    The Registration Statement

              The Current Issuer has prepared and filed with the United States Securities and Exchange Commission (the "Commission") a registration statement (file number [o]) on Form S-11 (the "Registration Statement"), including a related preliminary prospectus dated [o], for registration under the U.S. Securities Act of 1933, as amended (the "Securities Act") of the offering and sale of the Dollar Notes. The Current Issuer may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to the Underwriters. The Current Issuer will next file with the Commission one of the following, either (1) prior to the date and time that such Registration Statement becomes effective (the "Effective Date"), a further amendment to such Registration Statement, including the form of final prospectus, or (2) after the Effective Date of such Registration Statement, a final prospectus in accordance with Rules 430A and 424(b) under the Securities Act. In the case of clause (2), the Current Issuer has included in such Registration Statement, as amended at the Effective Date, all information (other than information with respect to the Notes and the Issue permitted


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


                                      12

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              to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A ("Rule 430A Information")) required by the Securities Act and the rules thereunder to be included in such Registration Statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent that the Lead Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the date and time that this Agreement is executed and delivered by the parties hereto (the "date of this Agreement"), or, to the extent not completed at the date of this Agreement, shall contain only specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as the Current Issuer has advised the Lead Underwriters, prior to the date of this Agreement, will be included or made therein;

       (b)    No Material Misstatements or Omissions

              On the Effective Date, the Registration Statement, as amended, did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date and at the date of this Agreement, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Current Issuer Trust Deed did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Current Issuer makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any statement thereto) in reliance upon and in conformity with information furnished in writing to the Current Issuer by or on behalf of any Underwriter through the Lead Underwriters specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), which information is described in Clause 13.2;

       (c)    Incorporation, Capacity and Authorisation

              It is a public limited company duly incorporated and validly existing under the laws of England and Wales, with full power and capacity to conduct its business as described in the Prospectus, has full power and capacity to create and issue the Notes, to execute this Agreement and the Legal Agreements to which it is a party and to undertake and perform the obligations expressed to be assumed by it herein and therein; and has taken all necessary action to approve and authorise the same; and the Current Issuer is lawfully qualified to do business in England and Wales. The Current Issuer has not taken any corporate action nor (to the best of its knowledge and belief) have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganisation or for the appointment of a


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                                      13

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              receiver, administrator, administrative receiver or similar officer of it or of any or all of its assets or revenues;

       (d)    Validity of Legal Agreements

              This Agreement has been duly authorised, executed and delivered by the Current Issuer and constitutes, and the other Legal Agreements to which the Current Issuer is a party have been duly authorised by the Current Issuer and on the Closing Date will constitute, valid and legally binding obligations of the Current Issuer;

       (e)    Validity of Notes

              The creation, sale and issue of the Notes have been duly authorised by the Current Issuer and, when executed and authenticated in accordance with the Current Issuer Trust Deed and the Current Issuer Paying Agent and Agent Bank Agreement, the Notes will constitute valid and legally binding obligations of the Current Issuer and, upon effectiveness of the Registration Statement, the Current Issuer Trust Deed will have been duly qualified under the Trust Indenture Act;

       (f)    Consents

              All consents, approvals, authorisations and other orders of all United States and United Kingdom regulatory authorities required for the creation, issue and offering of the Notes or in connection with the execution and performance of the transactions contemplated by the Legal Agreements or the compliance by the Current Issuer with the terms of the Notes and the Legal Agreements as the case may be, except for (i) such consents, approvals, authorisations, registrations or qualifications as may be required under applicable United States state securities, Blue Sky or similar laws in connection with the purchase and distribution of the Notes by the Underwriters and (ii) those which will on the Closing Date be, in full force and effect;

       (g)    Compliance

              The authorisation of the Notes and the granting of security interests in relation thereto under the Current Issuer Deed of Charge, the offering and issue of the Notes on the terms and conditions of this Agreement, the Trust Deed and the Prospectus, the execution and delivery of the Legal Agreements to which it is a party and the implementation of the transactions contemplated by such Legal Agreements and compliance with the terms of the Legal Agreements to which it is a party do not, and will not, (i) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Memorandum and Articles of Association of the Current Issuer or any agreement or instrument to which the Current Issuer is a party or by which its properties is bound; (ii) infringe any applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court, having jurisdiction over the Current Issuer or any of its properties; or (iii) result in the creation or imposition of any mortgage, charge, pledge, lien or other security interest on any of its properties, other than those created in, or imposed by, the Legal Agreements themselves;


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                                      14

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       (h)    Financial Statements

              (i) The auditor's report by PricewaterhouseCoopers LLP, as independent auditor to the Current Issuer, set out in the Prospectus presents fairly the financial position of the Current Issuer as at the date at which it has been prepared;

              (ii) Since the date of each such report there has been no change (nor any development or event involving a prospective change of which the Current Issuer is, or might reasonably be expected to be, aware) since the date of incorporation of the Current Issuer which is materially adverse to the condition (financial or other), prospects, results of operations or general affairs of the Current Issuer; and

              (iii) PricewaterhouseCoopers LLP are independent public accountants with respect to the Current Issuer within the meaning of the standards established by the American Institute of Certified Public Accountants;

       (i)    Taxation

              Save as described in the legal opinions referred to in Clause 9(d) of this Agreement, no stamp or other similar duty is assessable or payable in the United Kingdom, and no withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature is imposed or made for or on account of any income, registration, transfer or turnover taxes, customs or other duties or taxes of any kind in connection with the authorisation, execution or delivery of the Legal Agreements or with the authorisation, issue, sale or delivery of the Notes and (except as disclosed in the Prospectus) the performance of the Current Issuer's, Funding's and/or, as the case may be, the Mortgages Trustee's obligations under the Legal Agreements and the Notes. This warranty does not apply to any United Kingdom corporation tax which may be levied, collected, withheld or assessed in connection with the authorisation, execution or delivery of the Legal Agreements or with the authorisation, issue, sale or delivery of the Notes;

       (j)    Breach of other agreements

              The Current Issuer is not in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets or revenues;

       (k)    Events of Default

              No event has occurred or circumstance arisen which, had the Notes already been issued, would (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an Event of Default as set out in the Conditions of the Notes;

       (l)    No Subsidiaries

              The Current Issuer has no subsidiaries or subsidiary undertakings within the meanings of Sections 258 and 736 of the Companies Act 1985;


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                                      15

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       (m)    Granite Finance Holdings Limited

              The Previous Issuers, the Current Issuer, Funding, the Mortgages Trustee and GPCH Limited are the only subsidiaries or subsidiary undertakings of Granite Finance Holdings Limited within the meanings of Sections 258 and 736 of the Companies Act 1985;

       (n)    No Activities

              The Current Issuer has not engaged in any activities since its incorporation other than (i) those incidental to any registration or re-registration as a public limited company under the Companies Acts 1985 and 1989 and various changes to its directors, secretary, registered office, Memorandum and Articles of Association; (ii) the authorisation and execution of the Legal Agreements to which it is a party; (iii) the activities referred to or contemplated in the Legal Agreements to which it is a party or in the Prospectus and (v) the authorisation and issue by it of the Notes. The Current Issuer has not (other than as set out in the Prospectus) prepared any accounts and has neither paid any dividends nor made any distributions since the date of its incorporation;

       (o)    Listing Rules

              Prior to the delivery of the Prospectus to the Registrar of Companies in England and Wales, the Prospectus has been approved by or on behalf of the competent authority as listing particulars as required by the listing rules made pursuant to
              Part VI of the FSMA and the Prospectus complies with the listing rules made under Section 72 of the FSMA;

       (p)    Litigation

              There are no pending actions, suits or proceedings against or affecting the Current Issuer which could individually or in the aggregate have an adverse effect on the condition (financial or other), prospects, results of operations or general affairs of the Current Issuer or could adversely affect the ability of the Current Issuer to perform its obligations under the Legal Agreements or the Notes or which are otherwise material in the context of the issue or offering of the Notes and, to the best of the Current Issuer's knowledge, no such actions, suits or proceedings are threatened or contemplated;

       (q)    No Prior Security

              Save as set out in any of the Legal Agreements, there exists no mortgage, lien, pledge or other charge on or over the assets of the Current Issuer and, other than the Legal Agreements, the Current Issuer has not entered into any indenture or trust deed;

       (r)    Security for the Notes

              The Notes and the obligations of the Current Issuer under the Current Issuer Trust Deed will be secured in the manner provided in the Current Issuer Deed of Charge and with the benefit of the charges, covenants and other security interests provided for therein including, without limitation, (i) an assignment by way of first fixed security of the Current Issuer's right, title, interest and benefit in the Intercompany Loan Agreement, the Swap Agreements, the Funding Deed of Charge (as amended by


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                                      16

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              the Deeds of Accession and the Current Deed of Accession), the
              Current Issuer Trust Deed, the Notes, the Current Issuer Paying Agent and Agent Bank Agreement, the Current Issuer Cash Management Agreement, the Current Issuer Corporate Services Agreement, the Current Issuer Bank Account Agreement, the Post-Enforcement Call Option Agreement, this Agreement, the Subscription Agreement and any other of the Legal Agreements to which the Current Issuer is a party; (ii) an assignment by way of first fixed charge over the Current Issuer Transaction Accounts; (iii) a first fixed charge (which may take effect as a floating charge) over the Current Issuer's right, title, interest and benefit to any Authorised Investments made with moneys standing to the credit of any of the Current Issuer Bank Accounts; and (iv) a first ranking floating charge over the whole of the assets and undertaking of the Current Issuer which are not otherwise effectively subject to any fixed charge or assignment by way of security;

       (s)    Capitalisation

              The authorised capital of the Current Issuer is as set out in the Prospectus;

       (t)    Investment Company Act

              The Current Issuer is not an "investment company" as defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act"), and the offer and sale of the Notes in the United States will not subject the Current Issuer to registration under, or result in a violation of, the Investment Company Act;

       (u)    United States Income Tax

              The Issuer will not engage in any activities in the United States (directly or through agents), derive any income from United States sources as determined under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), or hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under the Code; and

       (v)    Legal Agreements

              The representations given by the Current Issuer in the Legal Agreements are true and accurate, and the description of the Legal Agreements as set out in the Prospectus is materially complete and accurate.

       Unless otherwise indicated, the representations and warranties set out in this Clause 5 shall be made on the date of the Prospectus and, if different, the date of this Agreement.

6.     Representations and Warranties of Funding and the Mortgages Trustee

       Each of Funding and the Mortgages Trustee severally represents and warrants (in respect of itself only) to, and agrees with each other, the Underwriters, the Current Issuer, NRPLC and each of them that:

       (a)    The Registration Statement

              Together with the Current Issuer they have prepared and filed with the Commission the Registration Statement, including a related preliminary prospectus dated [o], for


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                                      17

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              registration under the Securities Act of the offering and sale of the Dollar Notes. They may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to the Underwriters. They will next file with the Commission one of the following either
              (1) prior to the Effective Date of such Registration Statement, a further amendment to such Registration Statement, including the form of final prospectus or (2) after the Effective Date of such Registration Statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), they have included in such Registration Statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act and the rules thereunder to be included in such Registration Statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent that the Lead Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the date of this Agreement, or, to the extent not completed at the date of this Agreement, shall contain only specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as they have advised the Lead Underwriters, prior to the date of this Agreement, will be included or made therein;

       (b)    No Material Misstatements or Omissions

              On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the date of this Agreement, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Current Issuer Trust Deed did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither Funding nor the Mortgages Trustee makes any representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any statement thereto) in reliance upon and in conformity with information furnished in writing to them by or on behalf of any Underwriter through the Lead Underwriters specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), which information is described in Clause 13.2;

       (c)    Incorporation, Capacity and Authorisation

              Each is duly incorporated and validly existing under the laws of Jersey, Channel Islands and Funding has lawfully constituted a branch office in Great Britain in accordance with Ch. I of Part XXIII of the Companies Act of 1985, as amended, with full power and authority to conduct its business as described in the Prospectus, is lawfully qualified to do business in Jersey and has full power and capacity to execute


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                                      18

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              this Agreement and the Legal Agreements to which each is
              respectively a party, and to undertake and perform the obligations expressed to be assumed by each herein and therein; and each has taken all necessary action to approve and authorise the same. Neither Funding nor the Mortgages Trustee has taken any corporate action nor (to the best of its knowledge and belief) have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver or similar officer of it or of any or all of its assets or revenues;

       (d)    Validity of Legal Agreements

              This Agreement has been duly authorised, executed and delivered by each of Funding and the Mortgages Trustee and constitutes, and the other Legal Agreements to which each of Funding and/or the Mortgages Trustee is a party have been duly authorised by, as applicable, Funding and the Mortgages Trustee and on the Closing Date will constitute, valid and legally binding obligations of each of Funding and the Mortgages Trustee;

       (e)    Consents

              All consents, approvals, authorisations and other orders of all United States, Jersey, Channel Islands and United Kingdom regulatory authorities required in connection with the execution of and performance by, Funding and/or the Mortgages Trustee, of the transactions contemplated by the Legal Agreements to which Funding and/or the Mortgages Trustee, as the case may be, is a party or the compliance by each of them with the terms of the Legal Agreements are, or will on the Closing Date be, in full force and effect;

       (f)    Compliance

              The authorisation of the terms and conditions of this Agreement, the execution and delivery of the Legal Agreements to which Funding and/or, as the case may be, the Mortgages Trustee is party and the implementation of the transactions contemplated by such Legal Agreements and compliance with the terms of the Legal Agreements do not, and will not, (i) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Memorandum and Articles of Association of Funding or the Mortgages Trustee or any agreement or instrument to which Funding or the Mortgages Trustee is a party or by which its properties is bound; (ii) infringe any applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court, having jurisdiction over either Funding or the Mortgages Trustee or any of its properties; or
              (iii) result in the creation or imposition of any mortgage, charge, pledge, lien or other security interest on any of its or their properties, other than those created in, or imposed by, the Legal Agreements themselves;

       (g)    Breach of other agreements

              Neither Funding nor the Mortgages Trustee is in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets or revenues;


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       (h)    Events of Default

              No event has occurred or circumstance arisen which, had the Intercompany Loan Agreement been entered into, would (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an Event of Default as set out in the Intercompany Loan Agreement;

       (i)    No Subsidiaries

              The Mortgages Trustee does not have any subsidiaries or subsidiary undertakings within the meanings of Sections 258 and 736 of the Companies Act 1985. Funding does not have any subsidiaries or subsidiary undertakings within the meanings of Sections 258 and 736 of the Companies Act 1985 save for the Previous Issuers and the Current Issuer;

       (j)    No Activities

              Neither Funding nor the Mortgages Trustee has engaged in any activities since its incorporation other than (i) those incidental to any registration as private limited companies under the laws of Jersey and (if any) various changes to its directors, secretary, registered office, Memorandum and Articles of Association; (ii) the authorisation, execution and in certain cases, amendment, of the Legal Agreements to which each is a party; (iii) the activities referred to or contemplated in the Legal Agreements or in the Prospectus; (iv) the activities undertaken in connection with the establishment of the Mortgages Trust pursuant to the Mortgages Trust Deed and the establishment of a branch in the United Kingdom; (v) the filing of a notification by the Mortgages Trustee and Funding under the Data Protection Act 1998 (the "DPA") and the application for a standard licence under the Consumer Credit Act 1974; and (vi) any activities in connection with or incidental to the issue of Previous Notes by the Previous Issuers and the issue of the Notes by the Current Issuer. The first statutory accounts of Funding were prepared and drawn up from the date of incorporation to 31 December, 2001. The Mortgages Trustee has not (other than as set out in the Prospectus) prepared any accounts. Neither Funding nor the Mortgages Trustee has paid any dividends nor made any distributions since their respective dates of incorporation;

       (k)    Beneficial Owner

              As of 18th August, 2003, following (i) the completion of the assignment of the Additional Assigned Mortgage Portfolio to the Mortgages Trustee pursuant to or in accordance with the Mortgage Sale Agreement and (ii) the declaration of trust over the Additional Assigned Mortgage Portfolio by the Mortgages Trustee pursuant to and in accordance with the terms of the Mortgages Trust Deed, the Mortgages Trustee has held the Additional Assigned Mortgage Portfolio, and has held and will continue to hold, the Mortgage Portfolio on a bare trust for the benefit of Funding and NRPLC in undivided shares absolutely;

       (l)    Litigation

              There are no pending actions, suits or proceedings against or affecting Funding or the Mortgages Trustee which could individually or in the aggregate have an adverse effect on the condition (financial or otherwise), prospects, results of operations or general affairs of the Mortgages Trustee or Funding (as the case may be) or could


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              adversely affect the ability of the Mortgages Trustee or Funding
              (as the case may be) to perform their respective obligations under the Legal Agreements, or which are otherwise material in the context of the transaction contemplated by the Prospectus and, to the best of the knowledge of Funding and the Mortgages Trustee, no such actions, suits or proceedings are threatened or contemplated;

       (m)    No Prior Security

              Save as set out in any of the Legal Agreements there exists no mortgage, lien, pledge or other charge on or over the assets of Funding and, other than the Legal Agreements, it has not entered into any indenture or trust deed;

       (n)    Security for the Intercompany Loan

              Funding's obligations under, inter alia, the Intercompany Loan Agreement will be secured in the manner provided in the Funding Deed of Charge and with the benefit of the charges, covenants and other security provided for therein including, without limitation, (i) a first fixed charge (which may take effect as a floating charge) over Funding's share of the Trust Property (as defined in the Mortgages Trust Deed); (ii) an assignment by way of first fixed security of all of Funding's right, title, interest and benefit in the Mortgage Sale Agreement, the Mortgages Trust Deed, the Administration Agreement, the Intercompany Loan Agreement, each Previous Intercompany Loan Agreement, each Start-Up Loan Agreement, the Funding Guaranteed Investment Contract, the Funding Corporate Services Agreement, the Funding Cash Management Agreement, the Bank Account Agreement and any other of the Legal Agreements to which Funding is a party, save to the extent that the same are situated in Jersey; (iii) an assignment by way of first fixed security over Funding's right, title, interest and benefit in the Funding Bank Accounts; (iv) a first fixed charge (which may take effect as a floating charge) of Funding's right, title, interest and benefit in all Authorised Investments purchased with moneys standing to the credit of the Funding Bank Accounts; and (v) a first floating charge over all the assets and the undertaking of Funding which are not effectively subject to a fixed charge or assignment by way of security;

       (o)    Capitalisation

              The authorised capital of each of Funding and the Mortgages Trustee is as set out in the Prospectus;

       (p)    Investment Company Act

              Neither Funding nor the Mortgages Trustee is an "investment company" as defined in the Investment Company Act, and the offer and sale of the Notes in the United States will not subject Funding or the Mortgages Trustee to registration under, or result in a violation of, the Investment Company Act;

       (q)    United States Income Tax

              Neither Funding nor the Mortgages Trustee will engage in any activities in the United States (directly or through agents), derive any income from United States sources as determined under the Code, or hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under the Code;


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       (r)    Financial Statements

              (i) The auditor's report by PricewaterhouseCoopers LLP, as independent auditor to Funding, set out in the Prospectus presents fairly the financial position of Funding as at the date at which it has been prepared;

              (ii) since the date of each such report there has been no change (nor any development or event involving a prospective change of which Funding is or might reasonably be expected to be aware) which is materially adverse to the condition (financial or other), prospects, results of operations or general affairs of Funding; and

              (iii) PricewaterhouseCoopers LLP are independent public accountants with respect to Funding within the meaning of the standards established by the American Institute of Certified Public Accountants; and

       (s)    Legal Agreements

              The representations given by Funding and the Mortgages Trustee in the Legal Agreements are true and accurate, and the description of the Legal Agreements as set out in the Prospectus is materially complete and accurate.

       Unless otherwise indicated, the representations and warranties set out in this Clause 6 shall be made on the date of the Prospectus and, if different, the date of this Agreement.

7.     Representations and Warranties of NRPLC

       NRPLC represents and warrants to, and agrees with, the Current Issuer, Funding, the Mortgages Trustee, the Underwriters and each of them that:

       (a)    Incorporation

              It is a public limited company duly incorporated and validly existing under the laws of England and Wales, with full power and authority to conduct its business as described in the Prospectus, to execute this Agreement and the Legal Agreements to which it is a party and to undertake and perform the obligations expressed to be assumed by it herein and therein and has taken all necessary action to approve and authorise the same and is lawfully qualified to do business in England and Wales; and NRPLC has not taken any corporate action nor (to the best of its knowledge and belief) have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver or similar officer of it or of any or all of its assets or revenues; and it is not in liquidation;

       (b)    Validity of Legal Agreements

              This Agreement has been duly authorised, executed and delivered by NRPLC and constitutes, and the other Legal Agreements to which NRPLC is a party will be duly authorised by NRPLC prior to the Closing Date and on the Closing Date will constitute, valid and legally binding obligations of NRPLC;


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       (c)    Related Security

              NRPLC has not received notice of, and no solicitor employed in the NRPLC Solicitors' Department is actually aware of, any material litigation or claim, of any pending material litigation or claim, calling into question NRPLC's title to any Related Security or the value of any security therefor or its right to assign any such Related Security to the Mortgages Trustee;

       (d)    Consents

              All consents, approvals and authorisations of all United Kingdom regulatory authorities required on the part of NRPLC for or in connection with the execution and performance of the transactions contemplated by the Legal Agreements to which NRPLC is a party have been, or will be prior to the Closing Date be, obtained and are, or will prior to the Closing Date be, in full force and effect including, without limiting the generality of the foregoing, NRPLC having received a standard licence under the Consumer Credit Act 1974 and NRPLC being registered under the DPA;

       (e)    Compliance

              The sale on 18th August, 2003, of the Additional Assigned Mortgage Portfolio and the related property and rights did not and will not, and the execution and delivery of the Legal Agreements to which NRPLC is a party, the implementation of the transactions contemplated by such Legal Agreements and compliance with the terms of such Legal Agreements do not and will not (i) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Memorandum and Articles of Association of NRPLC, or any agreement or instrument to which NRPLC is a party or by which it or any of its properties is bound, where such breach or default might have a material adverse effect in the context of the issue of the Notes; or (ii) infringe any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court having jurisdiction over NRPLC or any of its properties; or (iii) result in the creation or imposition of any mortgage, charge, pledge, lien or other security interest on any of its properties, other than those created in, or imposed by, the Legal Agreements themselves;

       (f)    No Material Misstatements or Omissions

              On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the date of this Agreement, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and the Closing Date the Current Issuer Trust Deed did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,


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              however, that NRPLC makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any statement thereto) in reliance upon and in conformity with information furnished in writing to NRPLC by or on behalf of any Underwriter through the Lead Underwriters specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), which information is described in Clause 13.2;

       (g)    Beneficial Owner

              As of 18th August, 2003, following (i) the completion of the assignment of the Additional Assigned Mortgage Portfolio (as defined in the Prospectus) to the Mortgages Trustee pursuant to and in accordance with the Mortgage Sale Agreement and (ii) the declaration of trust over the Additional Assigned Mortgage Portfolio by the Mortgages Trustee pursuant to and in accordance with the terms of the Mortgages Trust Deed, the Mortgages Trustee has held the Additional Assigned Mortgage Portfolio and has held and will continue to hold the Mortgage Portfolio on a bare trust for the benefit of Funding and NRPLC in undivided shares absolutely;

       (h)    Litigation

              It is not a party to, and no solicitor in NRPLC's Solicitors' Department is actually aware of, any actions, suits or proceedings in relation to claims or amounts which could, if determined adversely to NRPLC, materially adversely affect NRPLC's ability to perform its obligations under the Legal Agreements; and

       (i)    Mortgage Sale Agreement and Mortgages Trust Deed

              The representations and warranties given by NRPLC in the Mortgage Sale Agreement are true and accurate in all material respects as when stated to be made and the representations and warranties given by NRPLC in the Mortgages Trust Deed are true and accurate in all material respects as when stated to be made.

       Unless otherwise indicated, the representations and warranties set out in this Clause 7 shall be made on the date of the Prospectus and, if different, the date of this Agreement.

8.     Covenants of the Current Issuer, Funding, the Mortgages Trustee and
       NRPLC

8.1 The Current Issuer and, where expressly provided, Funding, the Mortgages Trustee and NRPLC severally covenants to, and agrees each for itself with, the Underwriters and each of them that:

       (a)    The Registration Statement

              The Current Issuer, Funding, the Mortgages Trustee and NRPLC will use their best efforts to cause the Registration Statement, if not effective at the date of this Agreement, and any amendment thereof, to become effective. Prior to the termination of the offering of the Notes, none of the Current Issuer, Funding, the Mortgages Trustee or NRPLC will file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Current Issuer, Funding, the Mortgages Trustee and NRPLC have furnished the Lead Underwriters with copies for their review prior to filing and none of them will file any such proposed amendment or supplement to which the Lead Underwriters reasonably


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              object. Subject to the foregoing sentence, if the Registration
              Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Current Issuer, Funding, the Mortgages Trustee and NRPLC will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Lead Underwriters of such timely filing. The Current Issuer, Funding, the Mortgages Trustee and NRPLC will promptly advise the Lead
              Underwriters:

              (i) when the Registration Statement, if not effective at the date of this Agreement, shall have become effective;

              (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission; and

              (iii) when, prior to termination of the offering of the Notes, any amendment to the Registration Statement shall have been filed or become effective;

       (b)    Signed Prospectus

              The Current Issuer will deliver to the Underwriters, without charge, on the date of this Agreement, such number of copies of the Prospectus as the Underwriters may reasonably request, and the Current Issuer will furnish to the Lead Underwriters on the date of this Agreement four copies of the Prospectus signed by a duly authorised director of the Current Issuer. The Current Issuer will also promptly furnish each Underwriter (to the extent not already furnished) and its counsel one conformed copy of the Registration Statement as originally filed and each amendment or supplement thereto including all consents and exhibits filed therewith;

       (c)    Notify Material Omission

              If at any time prior to the earlier of (i) completion (in the reasonable view of the Lead Underwriters) of the distribution of the Notes and (ii) three months after the Closing Date, any event shall have occurred as a result of which the Registration Statement or Prospectus, as then amended or supplemented, would include a statement of fact which is not true and accurate in all material respects or omit any fact the omission of which would make misleading in any material respect any statement therein whether of fact or opinion, or if for any other reason it shall be necessary to amend or supplement the Registration Statement or Prospectus, then: (i) the Current Issuer will promptly notify the Underwriters; (ii) the Current Issuer shall promptly prepare and timely file with the Commission any amendment or supplement to the Registration Statement or any Prospectus that may, in the reasonable judgement of the Current Issuer or the Underwriters, be required by the Securities Act or requested by the Commission; (iii) the Current Issuer will, without charge, supply to the Underwriters as many copies as the Lead Underwriters may reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission; and (iv) the provisions of Clauses 5(a), 5(b), 5(c), 5(h), 5(o), 5(s), 6(a), 6(b), 6(c), 6(o),
              6(r), 7(a) and 7(f) shall be deemed to be repeated by, as applicable, the Current Issuer, Funding, the Mortgages Trustee and NRPLC as of the date of each such amended Prospectus or supplement to the Prospectus on the basis that each reference to "Prospectus" in such provisions of Clauses 5, 6 and 7 shall be deemed to be a reference to the Prospectus as amended or supplemented as at such date;


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       (d)    Notify Change

              Without prejudice to its obligations under Clause 8.1(c), the Current Issuer will notify the Underwriters promptly of any change affecting any of its representations, warranties, covenants, agreements or indemnities in this Agreement at any time prior to payment of the gross underwriting proceeds for the Notes being made to the Current Issuer on the Closing Date and will take such steps as may be reasonably requested by the Lead Underwriters to remedy and/or publicise the same;

       (e)    Official Announcements

              Between the date of this Agreement and the Closing Date (both dates inclusive) none of NRPLC, the Current Issuer, Funding or the Mortgages Trustee will, without the prior approval of the Lead Underwriters on behalf of the Underwriters (such approval not to be unreasonably withheld or delayed), make any official announcement which would have an adverse effect on the marketability of the Notes;

       (f)    Stamp Duty

              (i) The Current Issuer will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties that it is required to pay under the Legal Agreements to which it is a party payable in the United Kingdom, Belgium, Luxembourg or the United States, including interest and penalties in connection with the creation, issue, distribution and offering of the Notes or in connection with the execution, delivery or enforcement of any of the Legal Agreements to which it is a party together with any value added, turnover or similar tax payable in respect of that amount (and references in this Agreement to such amount shall be deemed to include any such taxes so payable in addition to it);

              (ii) Funding will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties that it is required to pay under the Legal Agreements to which it is a party payable in the United Kingdom, Jersey, Channel Islands or the United States, including interest and penalties in connection with the execution, delivery or enforcement of any of the Legal Agreements to which it is a party (other than in respect of the execution, delivery or enforcement of the Mortgages Trust Deed and any Legal Agreement to which the Current Issuer is a party) together with any value added, turnover or similar tax payable in respect of that amount (and references in this Agreement to such amount shall be deemed to include any such taxes so payable in addition to it); and

              (iii) The Mortgages Trustee will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties that it is required to pay under the Legal Agreements to which it is a party payable in the United Kingdom, Jersey, Channel Islands or the United States, including interest and penalties in connection with the execution, delivery or enforcement of the Mortgages Trust Deed (including any amendment thereto) and the Mortgage Sale Agreement (including any amendment thereto) (together with any value added, turnover or similar tax payable in respect of that amount (and references in this Agreement to such amount shall be deemed to include any such taxes so payable in addition to it)) but will be promptly reimbursed an


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                                      26

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                     amount equal to any such payments by the Beneficiaries in
                     accordance with the terms of the Mortgages Trust Deed;

       (g)    United States Income Tax

              The Current Issuer will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under the Code and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under the Code;

       (h)    Payment of Fees, Charges, Costs and Duties

              (i) Without prejudice to the generality of Clause 12.1, the Current Issuer will pay all and any fees, charges, costs and duties and any stamp and other similar taxes or duties that it is required to pay under the Legal Agreements to which it is a party, including interest and penalties, arising from or in connection with the creation of the security for the Notes and the obligations of the Current Issuer under the Current Issuer Trust Deed and for the other amounts to be secured as contemplated by the Current Issuer Deed of Charge, and the perfection of such security at any time;

              (ii) Without prejudice to the generality of Clause 12.1, Funding will pay all and any fees, charges, costs and duties and any stamp and other similar taxes or duties that it is required to pay under the Legal Agreements to which it is a party, including interest and penalties, arising from or in connection with the creation of the security for the Intercompany Loan and for the other amounts to be secured as contemplated by the Funding Deed of Charge the Deeds of Accession and the Current Deed of Accession and the perfection of such security at any time; and

              (iii) Without prejudice to the generality of Clause 12.1, the Mortgages Trustee will pay all and any fees, charges, costs and duties and any stamp and other similar taxes or duties that it is required to pay under the Legal Agreements to which it is a party, including interest and penalties, arising from or in connection with the purchase of the Related Security (and related property and rights) excluding H.M. Land Registry fees (it being agreed that registration or recording at H.M. Land Registry of the transfer of the Related Security to the Mortgages Trustee will not be applied for except in the circumstances specified in the Administration Agreement); but on the basis that the Mortgages Trustee will be reimbursed such fees, charges, costs and duties and any stamp and other similar taxes or duties (including interest and penalties) by the Beneficiaries pursuant to the terms of the Mortgages Trust Deed;

       (i)    Perform all required actions

              On or prior to the Closing Date each of NRPLC, the Current Issuer, Funding and the Mortgages Trustee will do all things reasonably within each of their respective powers and required of each of them on such date under the terms of the Legal Agreements to which each is a party;

       (j)    Review of Related Security


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              NRPLC will deliver to the Lead Underwriters on or around the date of this Agreement a letter addressed to the Underwriters or their affiliates (relating to the review by PricewaterhouseCoopers LLP of the Related Security and referred to in the Signing and Closing Memorandum as the Auditors' pool audit report letter) dated on or around the date of this Agreement in the agreed form addressed to NRPLC and the Underwriters from PricewaterhouseCoopers LLP;

       (k)    Conditions Precedent

              The Current Issuer will use all reasonable endeavours to procure satisfaction on or before the Closing Date of the conditions referred to in Clause 9 of this Agreement;

       (l)    Administration Agreement

              Funding and the Mortgages Trustee will use all reasonable endeavours to procure that NRPLC complies with its obligations under the Administration Agreement;

       (m)    Charges and Security Interests

              (i) The Current Issuer will procure that each of the charges and other security interests created by or contained in the Current Issuer Deed of Charge is registered within all applicable time limits in all appropriate registers; and

              (ii) Funding will procure that each of the charges and other security interests created by or contained in the Funding Deed of Charge, the Deeds of Accession and the Current Deed of Accession is registered within all applicable time limits in all appropriate registers;

       (n)    Ratings

              None of NRPLC, the Current Issuer, Funding or the Mortgages Trustee will take, or cause to be taken, any action and none of them will permit any action to be taken which it knows or has reason to believe would result in the Notes not being assigned a AAA rating for the Series 1 Class A1 Notes, the Series 2 Class A2 Notes and the Series 1 Class A3 Notes, an AA rating for the Series 1 Class B Notes, an A rating for the Series 1 Class M Notes and a BBB rating for the Series 1 Class C Notes by Fitch Ratings Ltd. ("Fitch Ratings"), a Aaa rating for the Series 1 Class A1 Notes, the Series 1 Class A2 Notes and the Series 1 Class A3 Notes, an Aa3 rating for the Series 1 Class B Notes, an A2 rating for the Series 1 Class M Notes and a Baa2 rating for the Series 1 Class C Notes by Moody's Investors Service ("Moody's") and an AAA rating for the Series 1 Class A1 Notes, the Series 1 Class A2 Notes and the Series 1 Class A3 Notes, an AA rating for the Series 1 Class B Notes, an A rating for the Series 1 Class M Notes and a BBB rating for the Series 1 Class C Notes by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's");

       (o)    Legal Agreements

              Prior to closing on the Closing Date none of NRPLC, the Current Issuer, Funding or the Mortgages Trustee will amend the terms of the executed Legal Agreements, nor execute any of the other Legal Agreements other than in the agreed form, without the consent of the Lead Underwriters (such consent not to be unreasonably withheld or delayed);


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       (p)    Commission Filings

              The Current Issuer, Funding and the Mortgages Trustee will file, in a timely manner, with the Commission during any period during which a prospectus relating to the Notes is required to be delivered under the Securities Act until three months after the Closing Date (the "Marketing Period"), all documents (and any amendments to previously filed documents) required to be filed by them pursuant to Sections 13(a), 13(c) or 15(d) of the Exchange Act, provided that none of the Current Issuer, Funding or the Mortgages Trustee will file any such document or amendment unless the Current Issuer, Funding and the Mortgages Trustee have furnished the Lead Underwriters with copies for their review prior to filing and none of them will file any such proposed document or amendment until the Underwriters have been consulted and given a reasonable opportunity to comment on such document or amendment;

       (q)    Copies of Filings and Commission

              Prior to filing with the Commission during the Marketing Period, if there is (i) any amendment or supplement to the Registration Statement, (ii) any amendment or supplement to any Prospectus, or (iii) any material document filed by the Current Issuer, Funding or the Mortgages Trustee with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act including but not limited to (A) any interim or any report submitted to the Commission on Form 6-K ("Form 6-K") or Form 20-F ("Form 20-F") under the Exchange Act and the rules and regulations thereunder or (B) any amendment of or supplement to any such document, the Current Issuer, Funding and the Mortgages Trustee, as the case may be, will furnish a copy thereof to each Underwriter, and counsel to the Underwriters;

       (r)    Notice to Underwriters of Certain Events

              During the Marketing Period, the Current Issuer will advise the Underwriters immediately (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request or proposed request by the Commission, whether written or oral, for an amendment or supplement to the Registration Statement, to any Rule 462(b) Registration Statement, to any Prospectus or to any material document filed by the Current Issuer, Funding or the Mortgages Trustee with or submitted to the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act and the rules and regulations thereunder or for any additional information and the Current Issuer, Funding and the Mortgages Trustee will afford the Underwriters a reasonable opportunity to comment on any such proposed amendment or supplement, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order directed to the Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus, (iv) of receipt by NRPLC or the Current Issuer of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (v) of any downgrading in the rating of the Notes or any debt securities of NRPLC or the Current Issuer by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or if any such organisation shall have informed NRPLC or the Current Issuer or made any public announcement that any such organisation has under surveillance or review its rating of any debt securities of


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                                      29

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              NRPLC or the Current Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating) as soon as such announcement is made or NRPLC or the Current Issuer is so informed;

       (s)    Stop Orders

              The Current Issuer will use its best efforts to prevent the issuance of any stop order or the suspension of any qualification referred to in Clause 8.1(q) above and if, during the Marketing Period, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement or such qualification of the Notes for sale in any jurisdiction is suspended, the Current Issuer will make every reasonable effort to obtain the lifting of that order or suspension at the earliest possible time; and

       (t)    Blue Sky Qualifications

              The Current Issuer will co-operate with the Underwriters to qualify the Dollar Notes for offering and sale under the securities laws of such jurisdictions of the United States as the Underwriters may designate, and to maintain such qualifications in effect for as long as may be required for the distribution of the Dollar Notes, and to file such statements and reports as may be required by the laws of each jurisdiction in which the Dollar Notes have been qualified as above provided that in connection therewith the Current Issuer shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to take any other action that would subject it to service of process in suits in any jurisdiction other than those arising out of the offering or sale of the Dollar Notes in such jurisdiction or to register as a dealer in securities or to become subject to taxation in any jurisdiction.

8.2 NRPLC covenants to and agrees with the Underwriters and each of them that:

       (a)    Notify Change

              NRPLC will notify the Underwriters promptly of any change affecting any of its representations, warranties, covenants, agreements or indemnities in this Agreement at any time prior to payment of the gross underwriting proceeds of the Notes being made to the Current Issuer on the Closing Date and will take such steps as may be reasonably requested by the Lead Underwriters to remedy and/or publicise the same. In the event that the Prospectus is amended or supplemented pursuant to Clause 8.1(c) above, then the representations and warranties contained in Clause 7(f) shall be deemed to be repeated by NRPLC as of the date of such amended Prospectus or supplement to the Prospectus, on the basis that each reference to "Prospectus" in Clause 7(f) shall be deemed to be a reference to the Prospectus as amended or supplemented as at such date;

       (b)    Perform all required actions

              On or prior to the Closing Date, NRPLC will do all things reasonably within its power and required of it on such date under the terms of the Legal Agreements to which it is a party;


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       (c)    Ratings

              NRPLC will not take, or cause to be taken, any action and will not permit any action to be taken which it knows or has reason to believe would result in the Current Issuer not being assigned a AAA rating for the Series 1 Class A1 Notes, the Series 1 Class A2 Notes and the Series 1 Class A3 Notes, an AA rating for the Series 1 Class B Notes, an A rating for the Series 1 Class M Notes and a BBB rating for the Series 1 Class C Notes by Fitch Ratings, a Aaa rating for the Series 1 Class A1 Notes, the Series 1 Class A2 Notes and the Series 1 Class A3 Notes, an Aa3 rating for the Series 1 Class B Notes, an A2 rating for the Series 1 Class M Notes and a Baa2 rating for the Series 1 Class C Notes by Moody's and an AAA rating for the Series 1 Class A1 Notes, the Series 1 Class A2 Notes and the Series 1 Class A3 Notes, an AA rating for the Series 1 Class B Notes, an A rating for the Series 1 Class M Notes and a BBB rating for the Series 1 Class C Notes by Standard & Poor's; and

       (d)    Legal Agreements

              Prior to closing on the Closing Date NRPLC will not amend the terms of any of the already executed Legal Agreements, nor execute any of the other Legal Agreements other than in the agreed form, without the consent of the Lead Underwriters (such consent not to be unreasonably withheld or delayed).

9.     Conditions Precedent

9.1 The obligation of the Underwriters under this Agreement to subscribe for the Dollar Notes is subject to the following conditions precedent:

       (a)    The Registration Statement

              (i) If the Registration Statement has not become effective prior to the date of this Agreement, unless the Lead Underwriters agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 pm New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 pm New York City time on such date or (ii) 9:30 am New York City time on the next business day in New York following the day on which the public offering price was determined, if such determination occurred after 3:00 pm New York City time on such date;

              (ii) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and

              (iii) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened;

       (b)    Execution of Legal Agreements and the Global Notes

              The execution and delivery by all parties thereto of the Legal Agreements and the Global Notes representing each class of the Dollar Notes on or prior to the Closing Date;


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                                      31

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       (c)    Admission to Trading

              The Dollar Notes having been admitted to the Official List maintained by UK Listing Authority and the Stock Exchange having agreed to admission of the Dollar Notes to trading on or about the Closing Date;

       (d)    Legal Opinions

              On or prior to the Closing Date, there having been delivered to the Current Issuer, the Underwriters, the Note Trustee and the Security Trustee copies of opinions and disclosure letters, in form and substance satisfactory to the Lead Underwriters, the Note Trustee, the Security Trustee and the Rating Agencies, dated the Closing Date, of:

              (i) Sidley Austin Brown & Wood, legal and tax advisers as to English law and as to US law to NRPLC, the Mortgages Trustee, Funding and the Current Issuer, addressed to NRPLC, the Mortgages Trustee, Funding, the Current Issuer, the Underwriters, the Managers, the Note Trustee and the Security Trustee;

              (ii) Mourant du Feu & Jeune, legal advisers as to Jersey law to Funding and the Mortgages Trustee, addressed to Funding, the Mortgages Trustee, the Underwriters, the Managers, the Note Trustee and the Security Trustee;

              (iii) Allen & Overy, legal advisers as to US law to the Underwriters and the Managers, addressed to the Underwriters; and

              (iv)   Counsel for each of the Currency Rate Swap Providers;

       (e)    Auditors' Letters

              (A) On or around the date of this Agreement, there having been addressed and delivered to the Underwriters letters, in form and substance satisfactory to the Lead Underwriters, dated on or around the date of this Agreement, from PricewaterhouseCoopers LLP, the independent auditors of the Current Issuer and Funding; and

              (B) On the Closing Date, there having been addressed and delivered to the Current Issuer, in form and substance satisfactory to the Lead Underwriters, a pool report in respect of agreed upon procedures in connection with the Northern Rock plc mortgage files (with no material exceptions to the results stated therein) from PricewaterhouseCoopers LLP;

       (f)    Certified Constitutional Documents

              On or prior to the Closing Date, there having been delivered to the Lead Underwriters on behalf of the Underwriters a copy, certified by a duly authorised director or the company secretary of, as applicable, the Current Issuer, Funding and the Mortgages Trustee of: (i) the Memorandum and Articles of Association of each of the Current Issuer, Funding and the Mortgages Trustee;
              (ii) the resolution of the Board of Directors of each of the Current Issuer, Funding and the Mortgages Trustee authorising the execution of this Agreement and the other Legal Agreements and the entry into and performance of the transactions contemplated thereby; and (iii) in


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                                      32

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              respect of the Current Issuer, the issue of the Notes and the entry into and performance of the transactions contemplated thereby;

       (g)    Accuracy of Representations

              At the Closing Date: (i) the representations and warranties of the Current Issuer, Funding, the Mortgages Trustee and NRPLC in this Agreement being true, accurate and correct at, and as if made on, the Closing Date and the Current Issuer, Funding, the Mortgages Trustee and NRPLC having performed all of their obligations in the Legal Agreements to be performed on or before the Closing Date; and (ii) there having been delivered to the Underwriters a certificate to that effect signed by a duly authorised officer of, as applicable, the Current Issuer, Funding, the Mortgages Trustee and NRPLC, dated the Closing Date and confirming that, since the date of this Agreement, there has been no adverse change, nor any development involving a prospective adverse change, in or affecting the operations, properties, financial condition or prospects of the Current Issuer, Funding, the Mortgages Trustee or NRPLC which is material in the context of the issue of the Notes;

       (h)    Circumstances for Termination

              On or prior to the Closing Date, in the opinion of the Lead Underwriters (after consultation with NRPLC, if practicable), none of the circumstances described in Clause 14.1(c) or 14.1(d) having arisen;

       (i)    Ratings

              Receipt of notification from Fitch Ratings, Moody's and Standard & Poor's that the ratings for the Notes described in the Prospectus have been assigned either without conditions or subject only to the execution and delivery on or before the Closing Date of the Legal Agreements and legal opinions in all material respects in the form in which they shall then have been executed and delivered on or prior to the Closing Date, there not having been a public announcement from any of the above rating agencies that such agency has revised downwards or withdrawn or placed on review or "creditwatch" with negative implications or with implications of a possible change that does not indicate the direction of such possible change (or other similar publication of formal review by the relevant rating agency) any existing credit rating assigned to the Notes or the long term debt of NRPLC;

       (j)    Other Issues

              The Reg S Notes having been or being issued and subscribed and paid for pursuant to the Subscription Agreement prior to or contemporaneously with the issue, subscription and payment for the Dollar Notes hereunder;

       (k)    Material Adverse Event

              There not having been between the date of this Agreement and the Closing Date any change or any development or event reasonably likely to involve a prospective change which would, in the judgment of the Lead Underwriters, be materially adverse to the financial or trading condition of the Current Issuer, Funding, the Mortgages Trustee or NRPLC from that set forth in the Prospectus, or rendering untrue and incorrect any of the representations and warranties contained in Clauses 5, 6 and 7 as though the said representations and warranties had been given on the Closing Date


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                                      33

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              with reference to the facts and circumstances prevailing at that date nor the failure of the Current Issuer, Funding, the Mortgages Trustee or NRPLC to perform each and every covenant to be performed by it pursuant to the Legal Agreements, the Mortgage Loans and the Related Security on or prior to the Closing Date;

       (l)    Solvency Certificates

              (i) The Current Issuer having furnished or caused to be furnished to the Underwriters and the Note Trustee at the Closing Date a solvency certificate, dated the Closing Date, of a duly authorised director of the Current Issuer in the agreed form;

              (ii) Funding having furnished or caused to be furnished to the Current Issuer, NRPLC and the Security Trustee a solvency certificate, dated the Closing Date, of a duly authorised director of Funding in the agreed form;

              (iii) The Mortgages Trustee having furnished or caused to be furnished to the Underwriters, the Current Issuer, the Security Trustee and NRPLC a solvency certificate, dated the Closing Date, of a duly authorised director of the Mortgages Trustee in the agreed form; and

              (iv) NRPLC having furnished or caused to be furnished to the Underwriters, the Current Issuer, the Security Trustee, Funding and the Mortgages Trustee a solvency certificate, dated the Closing Date, of a duly authorised officer or director of NRPLC in the agreed form;

       (m)    Policy Statement 104 Application

              On or prior to the Closing Date, all reasonable efforts having been taken by the Current Issuer to procure that the Policy Statement 104 Application of the Current Issuer has been approved by the relevant New York state authority; and

       (n)    Mortgage Sale Agreement

              All of the steps required by Clause 4 of the Mortgage Sale Agreement for the purposes of the purchase of a New Mortgage Portfolio by the Mortgages Trustee from NRPLC on [o] and related rights to be acquired from NRPLC pursuant thereto having been taken.

1.2 Prior to the Closing Date, there shall be furnished to the Lead Underwriters such further information, certificates, opinions and documents as the Lead Underwriters may reasonably request.

1.3 If any of the conditions specified in this Clause 9 have not been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in all material respects in form and substance to the Lead Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled (provided, however, that the liability of the Current Issuer in relation to expenses as provided under, or under any arrangements referred to in, Clause 12 and any liability arising before or in relation to such termination shall not be cancelled) at, or at any time prior to, the Closing Date by the Lead Underwriters. Notice of such cancellation shall be given to the Current Issuer in writing or by telephone or facsimile confirmed in writing.


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1.4    The Lead Underwriters, on behalf of the Underwriters, may, in their discretion, waive compliance with the whole or any part of this Clause
       9.

10.    Closing

10.1   Issue of Dollar Notes

(a) Upon opening of business in New York on the Closing Date, the Current Issuer will cause the Global Note Certificate for each of the Series 1 Class A1 Notes, Series 1 Class A2 Notes, Series 1 Class A3 Notes, Series 1 Class B Notes, Series 1 Class M Notes and Series 1 Class C Notes, to be registered in the name of Cede & Co. as nominee for DTC for credit on the Closing Date to the account of the Lead Underwriters with DTC or to such other account with DTC as the Lead Underwriters may direct; and

(b) Deliver the Global Note Certificate for each of the Series 1 Class A1 Notes, Series 1 Class A2 Notes, Series 1 Class A3 Notes, Series 1 Class B Notes, Series 1 Class M Notes and Series 1 Class C Notes duly executed on behalf of the Current Issuer and authenticated in accordance with the Paying Agent and Agent Bank Agreement, to Citibank N.A., as custodian for DTC.

10.2   Payment

       Against delivery of the Dollar Notes (i) the Underwriters will pay to the Lead Underwriters the gross underwriting proceeds for the Dollar Notes and (ii) the Lead Underwriters will pay proceeds to the Current Issuer or to a third party, as directed by the Current Issuer, the gross underwriting proceeds for the Dollar Notes. Payment for the Dollar Notes shall be made by the Lead Underwriters in Dollars in immediately available funds to the accounts of the Current Issuer, account number [o], sort code [o], or such other accounts as the Current Issuer may direct, and shall be evidenced by a confirmation from the Lead Underwriters that they have so made that payment to the Current Issuer.

1.3    Gross Underwriting Proceeds

       The Current Issuer undertakes that on the Closing Date it will apply the gross underwriting proceeds for the Notes forthwith in making a loan to Funding pursuant to the terms of the Intercompany Loan Agreement. Funding undertakes that it will apply the proceeds of the Intercompany Loan to make payment to the Mortgages Trustee or at the Mortgages Trustee's direction of the purchase price of a portion of Funding's beneficial share of the Additional Assigned Mortgage Portfolio and related rights pursuant to the Mortgage Sale Agreement.

11.    Commissions

1.1 In consideration of the obligations undertaken herein by the Underwriters, the Current Issuer agrees to pay to the Underwriters a selling commission (the "Selling Commission") of [o] per cent. of the aggregate principal amount of the Series 1 Class A1 Notes, [o] per cent. of the aggregate principal amount of the Series 1 Class A2 Notes, [o] per cent. of the aggregate principal amount of the Series 1 Class A3 Notes, [o] per cent. of the aggregate principal amount of the Series 1 Class B Notes, [o] per cent. of the aggregate principal amount of the Series 1 Class M Notes and [o] per cent. of the aggregate principal amount of the Series 1 Class C Notes, respectively, and a combined management and underwriting commission (the "Management and Underwriting Commission") of [o] per cent. of the aggregate principal amount of the Series 1 Class A1 Notes, [o] per cent. of the aggregate principal amount of the Series 1 Class A2 Notes, [o] per cent. of the aggregate principal amount of the Series 1 Class A3 Notes, [o] per cent. of the aggregate principal amount of the Series 1 Class B Notes, [o]


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                                      35

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       of the aggregate principal amount of the Series 1 Class M Notes and [o]
       per cent. of the aggregate principal amount of the Series 1 Class C Notes, respectively.

1.2 The Current Issuer undertakes and covenants that on the Closing Date it will pay to the Lead Underwriters the aggregate Selling Commission and aggregate Management and Underwriting Commission calculated in accordance with Clause 11.1.

12.    Expenses

12.1   General Expenses

       The Current Issuer covenants to pay or cause to be paid the following (together with (i) in respect of taxable supplies made to the Current Issuer, any amount in respect of value added tax or similar tax payable in respect thereof against production of a valid tax invoice and (ii) in respect of taxable supplies made to a person other than the Current Issuer, any amount in respect of Irrecoverable VAT (for the purposes of this Agreement "Irrevocable VAT" means any amount in respect of VAT incurred by a party to the Transaction Documents (for the purposes of this definition, a "Relevant Party") as part of a payment in respect of which it is entitled to be indemnified under the relevant Transaction Documents to the extent that the Relevant Party does not or will not receive and retain a credit or repayment of such VAT as input tax (as that expression is defined in section 24(1) of the Value Added Tax Act
       1994) for the prescribed accounting period (as that expression is used in section 25(1) of the Value Added Tax Act 1994) to which such input tax relates) or similar tax payable in respect thereof against production of a valid tax invoice): (a) the fees, disbursements and expenses of the Current Issuer's legal advisers and accountants and all other expenses of the Current Issuer in connection with the issue (including without limitation any filing fees payable to the Commission in connection with the registration of the Dollar Notes under the Securities Act and any fees payable in connection with the qualification of the Dollar Notes for offering and sale pursuant to any NASD regulatory provisions or under any applicable United States state securities, Blue Sky or similar laws) and listing of the Dollar Notes (including without limitation, any advertisements required in connection therewith); the preparation and delivery of each class of the Notes in global form and (if required) definitive form; the costs of the initial delivery and distribution of the Notes (including, without limitation, transportation, packaging and insurance) and the initial fees and expenses of The Depository Trust Company in relation to the Notes (excluding any such fees and expenses arising as a result of any transfer of the Notes); the preparation and printing of the Prospectus (in proof, preliminary and final form) and any amendments and supplements thereto and the mailing and delivery of copies of this Agreement to the Underwriters; (b) the cost of printing or reproducing the Legal Agreements and any other documents prepared in connection with the offering, issue and initial delivery of the Notes; (c) the fees and expenses of the Note Trustee and the Security Trustee (including fees and expenses of legal advisers to the Note Trustee and the Security Trustee), the US Paying Agent and the Agent Bank in each case reasonably incurred in connection with the preparation and execution of the Legal Agreements and any other relevant documents and the issue of the Notes and compliance with the Conditions of the Notes;
       (d) the fees and expenses incurred or payable in connection with obtaining a rating for the Notes from Fitch Ratings, Moody's and Standard & Poor's and annual fees in connection with such rating or any other rating from such institution for the Notes; (e) the fees and expenses payable in connection with obtaining and maintaining the admission to trading of the Notes on the Stock Exchange; (f) reasonable out-of-pocket expenses (excluding legal expenses) incurred by the Lead Underwriters on behalf of the Underwriters in connection with the transactions contemplated hereby; (g) any reasonable roadshow expenses incurred by the Lead Underwriters on behalf of the Underwriters; and
       (h) any reasonable amount in respect of the fees and disbursements of the Underwriters' legal advisers in relation thereto.


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12.2   Reimbursement

       The Current Issuer will reimburse the Underwriters for all amounts in connection with the issue of the Notes which it has agreed to pay pursuant to Clause 12.1.

12.3 For the avoidance of doubt, references to costs and expenses in this Agreement shall be deemed to include, in addition, references to any irrecoverable UK value added tax payable in respect of such costs and expenses.

13.    Indemnification

13.1   Current Issuer, Funding, Mortgages Trustee and NRPLC Indemnity

       Each of the Current Issuer, Funding, the Mortgages Trustee and NRPLC jointly and severally agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter (each an "Indemnified Person") within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, including without limitation any such losses, claims, damages or liabilities arising under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Dollar Notes as originally filed or in any amendment thereof, or in any Registration Statement, any preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or in any data, table, computer record, electronic record, e-mail or printed information provided by or on behalf of NRPLC to the Underwriters for inclusion (and to the extent included) in the Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other reasonable expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Current Issuer, Funding, the Mortgages Trustee and NRPLC will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission or any representation, warranty or covenant made by NRPLC, the Current Issuer, Funding or the Mortgages Trustee in this Agreement, or made in the Registration Statement, any preliminary prospectus or the Prospectus in reliance upon and in conformity with written information furnished to the Current Issuer, Funding, the Mortgages Trustee and NRPLC by or on behalf of any Underwriter through the Lead Underwriters specifically for inclusion therein and provided further, that as to any preliminary prospectus or the Prospectus, this indemnity agreement shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any loss, claim, damage, liability or action arising from the sale of Notes to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented (for the purposes of this Clause 13, the "Final Prospectus"), to that person within the time required by the Securities Act where required by law to do so, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary prospectus or Prospectus was corrected in the Final Prospectus, unless such failure resulted from non-compliance by the Current Issuer, Funding, the Mortgages Trustee or NRPLC with Clause 8.1(b) hereof. For purposes of the final proviso to the immediately preceding sentence, the term Final Prospectus shall not be deemed to include the documents incorporated therein by


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                                      37

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       reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in the Prospectus or in any Final Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written or oral request therefor. The Current Issuer, Funding, the Mortgages Trustee and NRPLC further agree to reimburse each Underwriter and each such controlling person for any legal and other expenses reasonably incurred by such Underwriter or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Current Issuer, Funding, the Mortgages Trustee and NRPLC may otherwise have to any Underwriter or any controlling person of any Underwriter.

       No Underwriter or controlling person of any Underwriter shall have any duty or obligation, whether as fiduciary for any Indemnified Person or otherwise, to recover any such payment or to account to any other person for any amounts paid to it under this Clause 13.1.

       The foregoing shall be subject to the following:

       (a) Any right which at any time either Funding or the Mortgages Trustee has under the existing or future laws of Jersey whether by virtue of the droit de discussion or otherwise to require that recourse be had to the assets of any other person before any claim is enforced against such person in respect of the obligations hereby assumed by such person is hereby abandoned and waived.

       (b) Each of Funding and the Mortgages Trustee undertakes that if at any time any person indemnified sues such either of Funding or the Mortgages Trustee in respect of any such obligations and the person in respect of whose obligations the indemnity is given is not sued also, Funding or the Mortgages Trustee as the case may be shall not claim that such person be made a party to the proceedings and each agrees to be bound by this indemnity whether or not it is made a party to legal proceedings for the recovery of the amount due or owing to the person indemnified, as aforesaid, by the person in respect of whose obligations the indemnity is given and whether the formalities required by any law of Jersey whether existing or future in regard to the rights or obligations of sureties shall or shall not have been observed.

       (c) Any right which either Funding or the Mortgages Trustee may have under the existing or future laws of Jersey whether by virtue of the droit de division or otherwise to require that any liability under this indemnity be divided or apportioned with any other person or reduced in any manner whatsoever is hereby abandoned and waived.

13.2   Underwriters' Indemnity

       Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Current Issuer, Funding, the Mortgages Trustee and NRPLC, each of their directors and each of their officers who signs the Registration Statement, their employees and each person who controls the Current Issuer or NRPLC within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Current Issuer to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Current Issuer, Funding, the Mortgages Trustee or NRPLC by or on behalf of such Underwriter through the Lead Underwriters specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. For purposes of this Clause 13, the


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                                      38

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       Current Issuer, Funding, the Mortgages Trustee and NRPLC acknowledge that the statements set forth under the heading "Underwriting" that specify, (i) the list of Underwriters and their respective participation in the sale of the Dollar Notes, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to short sales, stabilisation, short covering transactions and penalty bids in any preliminary prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any preliminary prospectus or the Prospectus.

13.3   Proceedings

       Promptly after receipt by an indemnified party under this Clause 13 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Clause 13, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under Clause 13.1 or 13.2 above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defences and (ii) will not, in any event relieve the indemnifying party from any obligation to any indemnified party other than the indemnification obligation provided in Clause 13.1 or 13.2 above. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defence thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defence of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Clause 13 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defence thereof other than reasonable costs of investigation; provided that each Underwriter, the Underwriters as a group, or the Current Issuer, Funding, the Mortgages Trustee and NRPLC, as the case may be, shall have the right to employ separate counsel to represent such Underwriter and its controlling persons, the Underwriters and their respective controlling persons or the Current Issuer, Funding, the Mortgages Trustee and NRPLC and their respective controlling persons, as the case may be, who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such indemnified parties under this Clause 13 if in the reasonable judgement of any Underwriter, the Underwriters acting together, or any of the Current Issuer, Funding, the Mortgages Trustee and NRPLC, as the case may be, it is advisable for such indemnified parties to be represented by separate counsel, and in that event the fees and expenses of such separate counsel (and local counsel) shall be paid by the indemnifying party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defence of such action and approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Clause 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defence thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defences in accordance with the proviso to the preceding sentence (it being understood, however that the indemnifying party shall not be liable for the expenses of more than one such separate counsel (and local counsel) representing the indemnified parties under Clause 13.1 or 13.2 hereof), (ii) the indemnifying party has authorised (acting reasonably) the employment of more than one such separate counsel (and local counsel) representing the employed counsel satisfactory to the indemnified party to represent the indemnified party, or (iii) the indemnifying party has authorised the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for


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


                                      39

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       any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgement for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Clause 13, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of such request and (ii) such indemnifying party shall not have either reimbursed the indemnified party in accordance with such request or objected to such request in writing prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and in respect of which indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

13.4   Contribution

       In the event that the indemnity provided in Clause 13.1 or 13.2 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Current Issuer, NRPLC, Funding, the Mortgages Trustee and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Current Issuer, NRPLC, Funding, the Mortgages Trustee and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Current Issuer, NRPLC, Funding, the Mortgages Trustee and the Underwriters from the offering of the Dollar Notes. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Current Issuer, NRPLC, Funding, the Mortgages Trustee and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Current Issuer, NRPLC, Funding, the Mortgages Trustee and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Current Issuer, Funding, the Mortgages Trustee and NRPLC shall be deemed to be equal to the Issue Price (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total Selling Commissions and the Management and Underwriting Commission, in each case as set forth in Clause 11.1. Relative fault shall be determined by reference to among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Current Issuer, Funding, the Mortgages Trustee or NRPLC on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Current Issuer, NRPLC, Funding, the Mortgages Trustee and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable consideration referred to above. Notwithstanding the provisions of this Clause 13.4, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Clause 13, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Current Issuer, Funding, the Mortgages Trustee or NRPLC within the


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


                                      40

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       meaning of either the Securities Act or the Exchange Act, each officer of the Current Issuer who shall have signed the Registration Statement, each employee and each director of the Current Issuer, Funding, the Mortgages Trustee or NRPLC shall have the same rights to contribution as the Current Issuer, Funding, the Mortgages Trustee or NRPLC, as the case may be, subject in each case to the applicable terms and conditions of this Clause 13.4. Notwithstanding the foregoing, in no case shall the Underwriter (except as may be provided in any agreement among Underwriters relating to the offering of the Notes) be responsible for any amount in excess of the Selling Commission or Management and Underwriting Commission applicable to the Notes purchased by such Underwriter hereunder.

14.    Termination

14.1   Lead Underwriters' Ability to Terminate

       Notwithstanding any other provision of this Agreement, the Lead Underwriters on behalf of the Underwriters may, by notice to the Current Issuer given at any time prior to payment of the gross underwriting proceeds for the Dollar Notes to the Current Issuer, terminate this Agreement in any of the following circumstances:

       (a) if there shall have come to the notice of the Underwriters any breach of, or any event rendering untrue or incorrect in any material respect, any of the warranties and representations contained in Clause 5 or 6 or 7 (or any deemed repetition thereof) or failure to perform any of the Current Issuer's or NRPLC's covenants or agreements in this Agreement in any material respect; or

       (b) if any condition specified in Clause 9 has not been satisfied or waived by the Lead Underwriters on behalf of the Underwriters; or

       (c) if in the opinion of the Lead Underwriters, circumstances shall be such as: (i) to prevent or to a material extent restrict payment for the Dollar Notes in the manner contemplated in this Agreement or (ii) to a material extent prevent or restrict settlement of transactions in the Dollar Notes in the market or otherwise; or

       (d) if in the opinion of the Lead Underwriters, there shall have been (i) any change in national or international political, legal, tax or regulatory conditions or (ii) any calamity or emergency, which has in its view caused a substantial deterioration in the price and/or value of the Dollar Notes; or

       (e)    upon termination of the Subscription Agreement; or

       (f) if (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the London Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on such exchanges or such market; (ii) a banking moratorium shall have been declared by US federal or New York State or UK regulatory authorities;
              (iii) there shall have occurred any change or any development involving a prospective change, in or affecting particularly the business or properties of the Current Issuer, Funding, the Mortgages Trustee or NRPLC, which, in the judgement of the Lead Underwriters materially impairs the investment quality of the Dollar Notes or makes it impracticable or inadvisable to market the Dollar Notes or (iv) if in the judgement of the Lead Underwriters, it otherwise becomes impracticable or inadvisable to proceed with the offering of the Dollar Notes.


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


                                      41

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14.2   Consequences of Termination

       Upon such notice being given this Agreement shall terminate and be of no further effect and no party hereto shall be under any liability to any other in respect of this Agreement except that (a) the Current Issuer shall remain liable under Clause 12 for the payment of the costs and expenses already incurred or incurred in consequence of such termination and (b) (i) the indemnity agreement and contribution provisions set forth in Clause 13, (ii) the obligations of the Current Issuer and NRPLC and (iii) the representations and warranties of the Underwriters made in Clause 3.2(b) of this Agreement, which would have continued in accordance with Clause 15 had the arrangements for the underwriting and issue of the Dollar Notes been completed, shall so continue.

15.    Survival of Representations and Obligations

15.1 The representations, warranties, agreements, undertakings and indemnities in this Agreement will continue in full force and effect notwithstanding completion of the arrangements for the subscription and issue of the Dollar Notes or any investigation made by or on behalf of any Underwriter or any controlling person or any of its representatives, directors, officers, agents or employees or any of them.

15.2 Save for their respective responsibilities to comply with the relevant representations set forth herein, neither the Current Issuer, Funding, the Mortgages Trustee nor NRPLC shall have any responsibility in respect of the legality of the Underwriters or other persons offering and selling the Dollar Notes in any jurisdiction or in respect of the Dollar Notes qualifying for sale in any jurisdiction.

16.    Notices

16.1 All communications pursuant to this Agreement will be in writing and will be delivered at or sent by facsimile transmission to the following addresses:

       (i)    if to the Current Issuer,

              Fifth Floor
              100 Wood Street
              London EC2V 7EX

              Attention:  The Company Secretary

              Facsimile:  +44 (0) 207 606 0643

              With a copy to:

              Northern Rock House
              Gosforth
              Newcastle upon Tyne
              NE3 4PL

              Attention:  Securitisation, Risk Operations

              Facsimile:  +44 (0) 191 279 4929

       (ii)   if to NRPLC,


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


                                      42

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              Northern Rock House
              Gosforth
              Newcastle upon Tyne
              NE3 4PL

              Attention:  Securitisation, Risk Operations

              Facsimile:  +44 (0) 191 279 4929

       (iii)  if to the Underwriters,

              Lehman Brothers Inc.
              745 Seventh Avenue
              New York,
              New York  10019-6801

              Attention:  Head of Mortgage Securitization Group

              Facsimile:  +1 646 758 2285

                          and

              c/o J.P. Morgan Securities Inc.
              270 Park Avenue
              New York,
              New York 10017

              Attention:  Structuring Team

              Facsimile:  +1 212 834 6671

       (iv)   if to Funding,

              4 Royal Mint Court
              London EC3N 4HJ

              Attention:  The Company Secretary

              Facsimile:  +44 (0) 207 073 7874

       (v)    if to the Mortgages Trustee,

              22 Grenville Street
              St. Helier, Jersey JE4 8PX

              Attention:  The Company Secretary

              Facsimile:  +44 (0) 1534 609 333

16.2 Any communication so sent by letter shall take effect at the time of actual delivery to the addressee, and any communication so sent by facsimile transmission shall take effect upon acknowledgement of receipt by the recipient. Any communication to be delivered to any party under this Agreement which is to be sent by facsimile transmission will be written legal evidence.


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


                                      43

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16.3   The Mortgages Trustee agrees that the process by which any proceedings in England are begun may be secured on it by being delivered to Granite Finance Trustees Limited c/o Mourant & Co. Capital (SPV) Limited, 4 Royal Mint Court, London EC3N 4HJ, or otherwise at the registered office of Mourant & Co. Capital (SPV) Limited, attn: The Company Secretary. If such person is not or ceases to be effectively appointed to accept service of process on the Mortgages Trustee's behalf the Mortgages Trustee shall, on the written demand of the Lead Underwriters, appoint a further person in England to accept service of process on its behalf and, failing such appointment within 15 days, the Lead Underwriters shall be entitled to appoint such a person by written notice to the Mortgages Trustee. Nothing in this sub-clause shall affect the right of the Lead Underwriters to serve process in any other manner permitted by law.

16.4 Funding agrees that the process by which any proceedings in England are begun may be secured on it by being delivered to Granite Finance Funding Limited c/o Mourant & Co. Capital (SPV) Limited, 4 Royal Mint Court, London EC3N 4HJ, or otherwise at the registered office of Mourant & Co. Capital (SPV) Limited, attn: The Company Secretary. If such person is not or ceases to be effectively appointed to accept service of process on Funding's behalf Funding shall, on the written demand of the Lead Underwriters, appoint a further person in England to accept service of process on its behalf and, failing such appointment within 15 days, the Lead Underwriters shall be entitled to appoint such a person by written notice to Funding. Nothing in this sub-clause shall affect the right of the Lead Underwriters to serve process in any other manner permitted by law.

17.    Time

       Time shall be of the essence of this Agreement.

18.    Non Petition and Limited Recourse

       Each of the Underwriters agrees with the Current Issuer, Funding and the Mortgages Trustee, that it shall not, until the expiry of one year and one day after the payment of all sums outstanding and owing under the Notes (in respect of the Current Issuer) and until the expiry of one year and one day after the payment of all sums outstanding and owing under any intercompany loan made to Funding by the Current Issuer or any other company (in respect of the Mortgages Trustee and Funding) take any corporate action or other steps or legal proceedings for the winding-up, dissolution, arrangement, reconstruction or re-organisation or for the appointment of a liquidator, receiver, manager, administrator, administrative receiver or similar officer of the Current Issuer, the Mortgages Trustee or Funding or any, or all of, their respective assets or revenues.

       To the extent permitted by law, no recourse under any obligation, covenant or agreement of any person contained in this Agreement shall be had against any shareholder, officer or director of the Current Issuer, Funding or the Mortgages Trustee, by the enforcement of any assessment or by any legal proceedings, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of each of the Current Issuer, Funding and the Mortgages Trustee expressed to be a party hereto and no personal liability shall attach to or be incurred by the shareholders, officers, agents or directors of such person as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Current Issuer, Funding or the Mortgages Trustee contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such person of any such obligations, covenants or agreements, either under any applicable law or by statute or constitution, of every such shareholder, officer, agent or director is hereby


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


                                      44

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       expressly waived by each person expressed to be a party hereto as a condition of and consideration for the execution of this Agreement.

19.    Governing Law and Jurisdiction

19.1   Governing Law

       This Agreement shall be governed by, and shall be construed in accordance with, the laws of New York.

19.2   Jurisdiction

       Each of the parties hereto irrevocably agrees that, except as otherwise set forth in this paragraph, any state or federal court sitting in the City of New York shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute arising out of or relating to this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the Mortgages Trustee, Funding, the Current Issuer and NRPLC hereby appoints the CT Corporation System at 111 Eighth Avenue, New York, NY 10011, or, if otherwise, its principal place of business in the City of New York from time to time, as its agent for service of process and agrees that service of any process, summons, notice or document by hand delivery or registered mail upon such agent shall be effective service of process for any suit, action or proceeding brought in any such court. Each of the Mortgages Trustee, Funding, the Current Issuer and NRPLC irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each of the Mortgages Trustee, Funding, the Current Issuer and NRPLC agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each of the Mortgages Trustee, Funding, the Current Issuer and NRPLC and may be enforced in any other court to whose jurisdiction each of the Mortgages Trustee, Funding, the Current Issuer and NRPLC is or may in the future be subject, by suit upon judgment. Each of the Mortgages Trustee, Funding, the Current Issuer and NRPLC further agrees that nothing herein shall affect the Underwriters' right to effect service of process in any other manner permitted by law or to bring a suit, action or proceeding (including a proceeding for enforcement of a judgement) in any other court or jurisdiction in accordance with applicable law.

20.    Counterparts

       This Agreement may be executed in any number of counterparts (manually or by facsimile) all of which, taken together, shall constitute one and the same agreement and any party may enter into this Agreement by executing a counterpart.


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


                                      45

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IN WITNESS WHEREOF this Agreement has been entered on the date stated at the beginning.



GRANITE MORTGAGES 03-3 PLC

By:



NORTHERN ROCK PLC

By:



GRANITE FINANCE FUNDING LIMITED

By:



GRANITE FINANCE TRUSTEES LIMITED

By:



LEHMAN BROTHERS INC.

By:



J.P. MORGAN SECURITIES INC.

By:



[o]

By:


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


                                      46

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[o]

By:



[o]

By:


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


-----------------------------------------------------------------------------------------------------------------------------------

                                                              SCHEDULE




                                                    Principal Amount

Underwriters                       of Series 1      of Series 1      of Series 1      of Series 1     of Series 1      of Series 1
                                 Class A1 Notes   Class A2 Notes   Class A3 Notes    Class B Notes   Class M Notes    Class C Notes

Lehman Brothers Inc.

                                       [$o]          [$o]                 [$o]            [$o]            [$o]            [$o]

J.P. Morgan Securities Inc.

                                       [$o]          [$o]                 [$o]            [$o]            [$o]            [$o]
 [  ]

                                       [$o]          [$o]                 [$o]            [$o]            [$o]            [$o]
 [  ]

                                       [$o]          [$o]                 [$o]            [$o]            [$o]            [$o]
 [  ]

                                       [$o]          [$o]                 [$o]            [$o]            [$o]            [$o]

Total                                  [$o]          [$o]                 [$o]            [$o]            [$o]            [$o]




-----------------------------------------------------------------------------------------------------------------------------------